As filed with the Securities and Exchange Commission on __________

Securities Act File No. 333-________

Investment Company Act File No. ________

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2 (CHECK APPROPRIATE BOX OR BOXES)
[X]	REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___
[X]	REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. ___

DIRECT LENDING INCOME FUND

(Exact name of Registrant as specified in Charter)

355 S. Grand Ave., Suite 2450

Los Angeles, CA 90071

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (213) 286-9026

Brendan Ross

Direct Lending Income Fund

355 S. Grand Ave., Suite 2450

Los Angeles, CA 90071

(Name and address of agent for service)

COPY TO:

Robert Mottern

Davis Gillett Mottern & Sims LLC

1230 Peachtree Street, NE

Suite 2445

Atlanta, Georgia 30309

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

[ ]	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	100,000	$10.00	$1,000,000	$100.70

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER __, 2015

DIRECT LENDING INCOME FUND

December ___, 2015

355 S. Grand Ave., Suite 2450

Los Angeles, CA 90071

(213) 286-9026

The Fund. Direct Lending Income Fund (the “Fund”) is a newly organized, diversified, closed-end investment company that continuously offers its shares.

Investment Objectives. The Fund seeks a high level of current income through investments in loans to small and medium sized businesses and non-bank lenders. The Fund does not expect to realize any material capital gains.

Investment Strategy. The Fund seeks to achieve its investment objective by investing in short-term loans, lines of credit, receivables and other debt obligations (“Notes”) of small and medium sized companies, and by loans to non-bank lenders. We seek to fill the current financing gap created by the long-term decline in lending by banks to small and medium sized businesses.

The Fund seeks to achieve this objective in two ways. First, the Fund invests directly in Notes that it purchases from multiple loan originators, and second, the Fund finances non-bank lenders (collectively, “Lending Platforms”). The Fund may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests, or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

The Offering. This prospectus applies to the offering of up to [**********] shares of beneficial interest (“Shares”) in the Fund. The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share. Shares may be purchased as of the first day of each month at the Fund’s then-current NAV per Share from the Fund. Each investor is required to make a minimum initial investment of $25,000, unless this requirement is waived by the Adviser, and minimum subsequent investments are $5,000. See “Purchases of Shares.” No arrangement has been made to place investors’ funds in an escrow, trust, or similar account.  ________________________ (the “Distributor”) is the exclusive distributor for Shares. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. No commission or sales load will be paid or charged on sales of Shares. See “The Offering.” Shares will not be listed on any securities exchange.

Quarterly Share Repurchase Program. In order to provide Shareholders with liquidity prior to the listing of the Shares on a securities exchange, the Fund intends to conduct quarterly tender offers to repurchase between 15% and 25% of the Fund’s outstanding Shares (the “Share Repurchase Program”). The tender offer price will be equal to the NAV per Share. All tender offers are subject to the discretion of the Fund’s Board of Trustees. There is no lock-up period, and no early withdrawal charge or redemption fee will be charged to investors who participate in the Share Repurchase Program.

2

Dividends. The Fund expects to declare and to pay all or substantially all of its net taxable investment income as dividends. The Fund’s Board of Trustees will set a monthly fixed dividend designed to distribute all of its projected net taxable investment income for the year, and a special dividend at the end of the year to the extent net taxable investment income exceeds the amount distributed during the year. The fixed dividend rate is subject to change by the Board at any time. The current dividend rate is $1.02 per Share per year, or $0.085 per Share per month.

Dividend Reinvestment Plan. Each Shareholder will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all dividends reinvested in Shares unless such Shareholder specifically elects to receive all dividends in cash. DRIP investments will be calculated using the NAV per Share as of the record date for the dividend and will not be subject to a sales charge.

Non-Listed Closed-End Fund. The Fund is organized as a closed-end management investment company. Unlike shares of open-end management investment companies (commonly known as mutual funds), which generally are redeemable on a daily basis, the Shares will not be redeemable at an investor’s option and, unlike traditional listed closed-end funds, the Shares will not initially be listed on any securities exchange. Therefore, investors should not expect to be able to sell their Shares regardless of how the Fund performs except pursuant to the Fund’s Share Repurchase Program. Although the Fund intends to list the Shares on a securities exchange after it closes its continuous offering, investors should consider that they may not have access to the money they invest until the listing of the Shares except pursuant to the Fund’s Share Repurchase Program. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. An investment in the Shares is not suitable for investors who might need access to the money they invest in the foreseeable future.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$10.00	$	[**********]
Proceeds to the Fund (1)	$10.00	$	[**********]

(1)	Assumes all shares currently registered are sold in the continuous offering. Shares are offered in a continuous offering at the Fund's then-current NAV, as described herein. The Fund has not borne any of its organizational costs or initial offering costs prior to the Initial Closing Date. To the extent the Fund incurs any offering costs prior to the commencement of operations, such expenses will be capitalized and amortized over the 12-month period beginning on the date operations commence. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. See “Fund Expenses.”

Risks. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should consider (i) the suitability of this investment with respect to the investor’s investment objectives and individual situation and (ii) factors such as an investor’s net worth, income, age, and risk tolerance. Investment should be avoided when an investor has a short-term investing horizon or cannot bear the loss of some or all of his or her investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in the "Risk Factors" section beginning on page [ ] of this prospectus.

An investment in the fund should be considered a speculative investment that entails substantial risks, including but not limited to the following:

●	You will not have access to the money you invest for an extended period of time except pursuant to the Fund’s Share Repurchase Program

●	You will not be able to sell your Shares regardless of how the Fund performs except pursuant to the Fund’s Share Repurchase Program.

3

●	Because you will be unable to sell your Shares except pursuant to the Fund’s Share Repurchase Program, you may be unable to reduce your exposure to Shares upon any market downturn.

●	The Fund does not intend to list its Shares on any securities exchange until the cessation of its continuous offer and the Fund does not expect a secondary market in its Shares to develop.

●	The Fund has implemented a share repurchase program, but the Fund expects to repurchase only between 15% and 25% of its outstanding Shares per quarter.

●	Fund distributions may be funded from the waiver or payment of certain expenses by the Adviser that will be subject to repayment in the future. The repayment of any amounts owed to the Adviser will reduce the future distributions to which you would otherwise be entitled.

Investment Adviser. The Fund’s investment adviser is Direct Lending Income Fund Advisors, LLC (the “Adviser”).

Leverage. The Fund does not currently utilize leverage, but may do so if it can arrange a facility on attractive terms and the Adviser believes that doing so will align with the Fund’s investment objectives. The leverage will be used to increase the Fund’s investments and other purposes, such as for satisfying repurchase requests or to otherwise provide the Fund with liquidity. Under the 1940 Act, the Fund may utilize leverage through the issuance of notes or debt securities in an aggregate amount of up to 33-1/3% of its total assets. The Fund anticipates that its leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The cost associated with any issuance and use of leverage will be borne by Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risk Factors – Other Risks – Risks of Leverage.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated _____________, 2015, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Direct Lending Income Fund Advisors, LLC, 355 S. Grand Ave., Suite 2450, Los Angeles, CA 90071 or by calling (213) 286-9026. The table of contents of the SAI appears on page ___ of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

4

5

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that you should consider before investing in the Direct Lending Income Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective investor.

The Fund

Direct Lending Income Fund is a newly organized, diversified, closed-end management investment company that continuously offers its shares (the “Shares”). An investment in the Fund may not be appropriate for all investors.

Direct Lending Income Fund Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.

Investment Objectives	The Fund seeks a high level of current income through investments in loans to small and medium sized businesses and non-bank lenders. The Fund does not expect to realize any material capital gains.

Investment Strategies

The Fund seeks to achieve its investment objective by investing in short-term loans, lines of credit, receivables and other debt obligations (“Notes”) of small and medium sized companies, and by loans to non-bank lenders. We seek to fill the current financing gap created by the long-term decline in lending by banks to small and medium sized businesses.

The Fund seeks to achieve this objective in two ways. First, the Fund invests directly in Notes that it purchases from multiple loan originators, and second, the Fund finances non-bank lenders (collectively, “Lending Platforms”). The Fund may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

The Lending Platforms originate the Notes through all forms of marketing, including personal or business relationships, and all forms of mass media advertising such as internet search engines, print media, television and radio ads, and direct mail.

Our Lending Platforms are typically responsible for all aspects of origination, due diligence and documentation of Notes pursuant to policies and procedures specific to each Lending Platform. Our Lending Platforms are also responsible for servicing and collection of Notes. We have contracted with First Associates, LLC to act as back-up servicer in the event that grounds exist to terminate a Lending Platform as servicer. Lending Platforms typically receive a percentage of any origination fees, interest revenue or other fee revenue generated from Notes as compensation for their services as originator and servicer of the Notes.

The Fund generally invests in Notes with terms of less than three years, frequent payment intervals (e.g., daily, weekly and monthly), and which typically fully amortize the balance of the loan over the term. The Fund’s investments in Notes are highly diversified by industry and geographic area.

6

It is not expected that any of the Fund’s investments will trade on any exchange or in any dealer market and therefore any liquidity will generally only be available upon the maturity of a particular investment. By investing in Notes with maturities of generally not more than three years, and often with more frequent interest payments (e.g., daily, weekly and monthly) as compared to many other available investments, the Adviser believes that the Fund may be able to enhance the overall liquidity of the Fund’s portfolio.

The Adviser allocates the Fund’s capital among such Lending Platforms that, in its view, offer attractive investment opportunities with acceptable levels of risk. In determining the relative allocations of capital among the Lending Platforms, the Adviser considers the risk and return characteristics of each Lending Platform, including its historical rate of return relative to benchmarks and peers, the loan loss rate and the recovery rate of defaulted Notes, the historical volatility of returns, the geographic and industry diversification as compared to other Lending Platforms, and the extent to which the Lending Platform’s performance is expected to correlate, or relate to, that of the other Lending Platforms. The Adviser uses a variety of statistical tools in conducting this analysis, but since these tools rely heavily on past investment results, there can be no assurance that the conclusions reached based on these tools will prove correct.

The determination of whether to increase or reduce exposure to a Lending Platform will be made by the Adviser from time to time according to a variety of factors including, but not limited to, the performance of the Lending Platform relative to benchmarks, peers, or expectations; the adherence of the Lending Platform to its stated lending guidelines; the responsiveness of the Lending Platform to the inquiries and requests for information by the Adviser; unexpected changes in the size and composition of the Lending Platform’s organization; changes in the Adviser’s perception of the Lending Platform’s character and ethics; the emergence of superior investment opportunities in the opinion of the Adviser., and other considerations. It is expected that allocations will vary significantly over time as returns for different Lending Platforms will vary.

Predecessor Fund	Direct Lending Income Fund, L.P. (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Fund as of the date the Fund commences operations (i.e., on or about ____________, 2016). Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment goals, strategies, and limitations of the Fund are substantially similar to those of the Predecessor Fund. Financial statements of the Predecessor Fund have been filed as an exhibit to the Fund’s registration statement. These financial statements are publicly available by reviewing the Fund’s filings on the SEC’s website.

Leverage

The Fund may use leverage in an effort to increase its returns, subject to the restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”). Leverage exists when cash made available to the Fund through an investment technique is used to make additional investments. Examples of transactions that the Fund may engage in and that result in leverage include borrowing for other than temporary or emergency purposes; investments in certain derivatives, short sales and futures contracts, and forward currency contracts; and engaging in forward commitment transactions. The Fund will only use these investment techniques when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

7

The Fund is authorized to incur leverage up to limitations imposed by the 1940 Act. As a result, the Fund may borrow money from a bank in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings, to purchase portfolio securities and for portfolio management purposes. The Fund may also borrow money for other lawful purposes, including administrative purposes, such as (a) repurchasing Shares of the Fund in the event the Fund has no available cash or immediately available liquid investments as the time of a repurchase, (b) paying fees and expenses and (c) meeting distribution requirements for eligibility to be treated as a RIC under Subchapter M of the Internal Revenue Code under circumstances that would otherwise result in the liquidation of investments. The Fund may also incur leverage through the issuance of preferred shares up to certain limitations imposed under the 1940 Act, although it has no current intention of doing so. The Adviser and the Fund’s Board of Trustees will regularly review the Fund’s use of leverage.

Any leverage incurred by the Fund would generally have seniority over the Fund’s Shares upon the distribution of assets. See “Investment Objective and Principal Investment Strategies—Leverage,” “Risk Factors”, and “Repurchases and Transfers of Shares”.

The Offering

The Fund is offering on a continuous basis up to _____________ Shares through ________________________ (the “Distributor”) as the exclusive distributor. Shares will be offered during an initial public offering period at an initial offering price of $10.00 per Share, and in a continuous offering thereafter at the Fund’s current net asset value (“NAV”) per Share. No commission or sales load will be paid or charged on sales of Shares. See “Purchases of Shares.” The initial closing date for subscriptions for Shares is currently anticipated to be on or about ____________, 2016 (the “Initial Closing Date”). Subsequent to the Initial Closing Date, Shares may be purchased as of the first day of each month at the Fund’s then-current NAV per Share from the Fund. See “Calculation of Net Asset Value” and “Plan of Distribution.”

Purchase of Shares

The minimum initial investment in the Fund by an investor is $25,000. Additional investments in the Fund must be made in a minimum amount of $5,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates).

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first day of each calendar month at the Fund’s then-current NAV value per Share. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds within five business days after the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

8

The Fund only issues Shares as of the first day of each month, even if the Shareholder tendered its funds prior to the first day of the month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until the Shares are actually issued.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Share Repurchase Program

The Fund intends to conduct quarterly tender offers for its Shares of 15% to 25% of the outstanding Shares of the Fund (the “Share Repurchase Program”). The Fund expects the tender offers will occur quarterly as of each March 31, June 30, September 30, and December 31. The Fund will repurchase Shares at the NAV per Share as of the repurchase date. Each repurchase offer will generally commence approximately 30 calendar days prior to the applicable repurchase date, by which time Shareholders must have tendered their Shares in order to participate in the tender offer. Payment for Shares tendered and accepted in a repurchase offer will typically occur within 20 business days after the repurchase date. The first offer to repurchase Shares from Shareholders is expected to occur on or about ____________, 2016.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

All tender offers are subject to the discretion of the Fund’s Board of Trustees, which may reduce the percentage of Shares subject to the tender offer or suspend the Share Repurchase Program if it determines that such repurchases would not be in the best interests of our Shareholders, would impair the capital or operations of the Fund, or would violate applicable law.

Distributions; Dividend Reinvestment Plan	On an annual basis, the Fund expects to declare and pay all or substantially all of its net taxable investment income. The Fund’s Board of Trustees will set a monthly fixed dividend designed to distribute all of its projected net taxable investment income for the year, and a special dividend at the end of the year to the extent net taxable investment income exceeds the amount distributed during the year. The fixed dividend rate is subject to change by the Board at any time. The current dividend rate is $1.02 per Share per year, or $0.085 per Share per month.

9

Dividends are declared monthly, and payable to Shareholders of record as of the last day of the month. Payment of the dividend will be approximately 25 days after the record date.

Each Shareholder (as hereinafter defined) whose Shares are registered in its own name will automatically participate in the Dividend Reinvestment Plan (“DRIP”) and have all dividends automatically reinvested in Shares unless such Shareholder specifically elects to receive all dividends in cash. DRIP investments will be calculated using the NAV per Share as of the record date for the dividend and will not be subject to a sales charge.

Board of Trustees	The Board of Trustees has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. See “Management of the Fund—Board of Trustees”.

The Adviser

The Fund has entered into an investment advisory agreement dated December ____, 2015 (the “Investment Advisory Agreement”) with the Adviser, a limited liability company formed under the laws of California and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to the Investment Advisory Agreement, the Adviser provides certain investment advisory services to the Fund. The Adviser’s responsibilities include providing the Fund with such investment advice as it deems necessary for the proper supervision of the Fund’s investments. The Adviser also monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The day-to-day portfolio management of the Fund is the responsibility of the principals of the Adviser, Brendan Ross and Dr. Bryce Mason (the “Portfolio Managers”). The Portfolio Managers are subject to oversight by the Board of Trustees.

Management Fee

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee, paid monthly in advance, equal to 0.0833% (1.00% on an annualized basis) of the Fund’s gross asset value as of the first day of the month (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the gross assets of the Fund as of the start of business on the first day of each month (including any assets in respect of Shares that are issued as of the first day of the month).

10

Incentive Fee	Under the Investment Advisory Agreement, our Adviser is entitled to a subordinated incentive fee equal to 20% of our pre-incentive fee adjusted net investment income subject to a minimum monthly return to investors, expressed as a rate of return on our net assets at the beginning of the subject month, of 0.58333% (7.0% annualized) (the “Incentive Fee”). The Incentive Fee is an expense paid out of the Fund’s net assets. The Incentive Fee will be calculated and payable monthly in arrears based upon our “pre-incentive fee adjusted net investment income” for the immediately preceding month. Our “pre-incentive fee adjusted net investment income” consists of our net investment income without including the Incentive Fee, less any increase in our cumulative realized or unrealized losses during the month. Once our pre-incentive fee adjusted net investment income in any month exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee adjusted net investment income in excess of the hurdle rate, until our pre-incentive fee adjusted net investment income for such month equals 0.72917%, or 8.75% annually, of our net assets. This “catch-up” feature allows the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 20.0% of our pre-incentive fee adjusted net investment income.

Adviser Payments

The Adviser or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to broker-dealers in connection with the sale and distribution of Shares and the retention or servicing of Shareholder accounts. In return for such compensation, the Fund may receive access to a broker-dealer’s registered representatives and sales personnel or placement on the sales platform or list of investment options offered by such broker or dealer. Such compensation may vary among different broker-dealers and may comprise a fixed dollar amount, or be based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker-dealer, or be determined in some other manner. The receipt of such additional compensation by a selling broker-dealer may create potential conflicts of interest between an investor and the broker-dealer who is recommending the Fund to the investor over other potential investments.

Expense Reimbursement Agreement	The Adviser has contractually agreed to waive or reduce its management fees or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) do not exceed 1.00% of the Fund’s net assets on an annual basis. The limitation is applied on a monthly basis to the extent the Fund’s expenses exceed 0.0833% per month (1.0% annual rate) of the NAV of the Fund as of the first day of the month. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Expenses

The Fund has not borne any of its organizational costs or initial offering costs prior to the Initial Closing Date (such costs were borne by the Predecessor Fund). However, the Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Summary of Fees and Expenses” and “Fund Expenses.”

11

Administrator

________________ (“Administrator”), as administrator for the Fund, performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee for services calculated based upon the average net assets of the Fund and reimburses certain of the Administrator’s expenses. See “Other Service Providers—Administrator.” As compensation for its services, the Fund pays the Administrator an administration fee payable monthly at the annual rate of ________________.

Distributor

The Fund has entered into an underwriting agreement with _____________________ (the “Distributor”) pursuant to which the Distributor acts as a distributor and agent of the Fund by assisting the Fund in connection with the offering and sale of Shares. Among other things, the Distributor, at the Fund's request, facilitates or enters into agreements with investment advisers, broker-dealers, and other financial intermediaries in order that such intermediaries may offer and sell Shares in accordance with the terms and conditions of the agreement between the Distributor and the Fund. Under the underwriting agreement, the Distributor is entitled to fees in the amount of _________________. The Distributor’s fees will be borne by the Fund.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) factors such as the investor’s personal net worth, income, age, risk tolerance, and liquidity needs. Prospective investors should be aware of how the Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a fully diversified program for any particular investor. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks — Closed-End Fund; Liquidity Risks.”

ERISA Plans and other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

Valuation	Because the Notes in which the Fund invests will not have a readily ascertainable market price, most of the Fund’s investments will not be based on market prices or prices derived from an independent pricing source, and therefore these investments will be subject to fair value determinations made by the Adviser in accordance with the Fund’s valuation processes and procedures. Such fair value determinations may differ materially from the values that would have applied if a ready market for these securities existed. As a result of such fair value determinations, the Fund’s NAV on a given date may not reflect the value that the Fund could ultimately receive on one or more of its investments. See “Risk Factors.”

12

Risk Factors

An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. You should consider carefully the risks summarized below, which are described in more detail under “Risk Factors” beginning on page __ of this prospectus.

Limited Prior History – The Fund is a newly-organized closed-end management investment company with no history of operation and is designed for long-term investors and not as a trading vehicle. At the commencement of operations, the Fund will acquire the assets and liabilities of the Predecessor Fund, and will adopt its prior performance history. The Predecessor Fund has been in operation since November 2012.

Fixed Income Securities Risk – The Fund’s investments in Notes will be subject to risks including interest rate risk, credit risk extension and prepayment risk.

Prepayment Risk – If the Fund holds Notes subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the Note, the Fund may be forced to reinvest the proceeds in securities with lower yields. In addition, the Fund may lose the amount of any premium paid in the event of prepayment.

Extension Risk – When interest rates rise, repayments of Notes may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Interest Rate Risk – Changes in interest rates may adversely affect the value of the Fund’s investments in Notes. Generally, the value of debt securities decline as interest rates rise. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds floating or adjustable rate Notes, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such Notes and the NAV of the Fund’s Shares. Investments in debt securities pose the risk that the Adviser’s forecast of the direction of interest rates might be incorrect.

Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the Fund’s NAV per Share could also decrease. Issuers of high-yield Notes are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes, or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality Notes to default on its obligations. If the Fund enters into financial contracts, the Fund will be subject to the credit risk presented by the counterparties.

13

Liquidity Risk – The Fund will also be subject to liquidity risk. The Fund does not expect that any of its Notes will trade on an exchange, and any liquidity will be generated solely from payment of Notes at maturity. Illiquid securities are difficult to value.

Collateralized Debt Obligations Risk – The Fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

“Covenant-Lite” Loans Risk – Some of the Notes in which the Fund may invest or get exposure to through its investments in CDOs or other types of structured securities may be “covenant-lite” Notes, which means the Notes contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Collection Risk – The Fund invests in Notes which are generally of small denominations and are geographically diversified. In the event an issuer defaults on a Note, the relatively small size of the obligation may make normal legal action to collect the Note uneconomic, even where the Fund is successful recovering the Note through such legal action.

Fraud and Identity Theft Risk – The Notes are generally originated by Lending Platforms through websites and other remote processes. Because of the impersonal nature of the loan application process, there is an enhanced risk that the borrower provides false or misleading information to the Lending Platform or that the applicant uses a stolen identity to obtain the loan.

Lending Platform Risks – The Fund typically has funds on deposit at its Lending Platforms to fund the purchase of new Notes and from collections of past Notes which the Lending Platform services. The insolvency of Lending Platform, including a bankruptcy case, could jeopardize the Fund’s ability to recover funds on deposit with the Lending Platform.

Subordinated Securities Risk – The Fund may invest in Notes issued by issuers that have granted a first lien on all of their assets to a prior lender, which Notes are effectively subordinate to the senior lender. The Fund is more likely to suffer a credit loss on subordinated Notes of an issuer than on non-subordinated Notes of the same issuer.

Foreign Securities Risk – Foreign Notes have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Notes issued by foreign issuers may be less liquid, more volatile and harder to value than U.S. Notes.

14

Valuation Risk – The Fund does not expect that any of the Notes in which it invests will be traded on an exchange. As a result, the value of all Notes will be estimates based upon valuation models developed by the Adviser.

Leverage Risk – Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility.

Principal Loss – At any given time your Shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

Repurchase Offers Risk – Repurchase offers risk is the risk that the Fund’s repurchases of Shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing Shareholders from selling some or all of their tendered Shares back to the Fund.

Termination of Repurchase Offers – The Fund has adopted a Share Repurchase Program, under which it plans to make quarterly repurchase offers of from 15% to 25% of its Shares. However, the Fund has not adopted Share Repurchase Program as a fundamental policy, and therefore the Fund’s Board of Trustees may terminate, suspend or modify its Share Repurchase Program at any time.

Anti-Takeover Provisions – The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Risk Factors.”

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through the Share Repurchase Program described above. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks — Closed-End Fund; Liquidity Risks.”

In order to provide liquidity to Shareholders, the Fund has adopted a Share Repurchase Program and plans to conduct periodic repurchase offers for a portion of its outstanding Shares, as described in this Prospectus. Subject to applicable law and approval of the Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 15-25% of the Fund’s outstanding Shares at NAV. The Fund may terminate, suspend or modify its Share Repurchase Program at any time.

15

Indemnification	Under the Fund’s Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was unlawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Fund Covered Person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit, or proceeding.

Conflicts of Interest	Various potential conflicts of interest may arise from the overall investment activities of the Adviser and its affiliates. Before purchasing Shares, you should consider carefully the potential conflicts of interest and the policies regarding conflicts of interest described under “Conflicts of Interest.”

Summary of Taxation

The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Shareholders in such a way that it will not be subject to federal excise tax on undistributed amounts. These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. The Fund’s distributions will generally be taxable to Shareholders whether or not they are reinvested in additional Shares of the Fund. See “Distribution Policy.”

Reports to Shareholders	The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund’s fiscal year end is December 31.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Custodian	Millennium Trust Company, LLC (the “Custodian”) serves as the primary custodian of the assets of the Fund. The Custodian’s principal business address is 2001 Spring Road, Suite 700, Oak Brook, IL 60523.

Transfer Agent	_____________________ serves as transfer agent and registrar with respect to Shares of the Fund.

Legal Counsel for the Fund	Davis Gillett Mottern & Sims, LLC (“DGMS”) serves as legal counsel to the Fund and its independent trustees.

Independent Auditors	EisnerAmper LLP serves as the independent registered public accounting firm to the Fund.

16

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To make an investment in the Fund, a prospective investor must have a brokerage account with a brokerage firm or open an account with our transfer agent. Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount) [1]	None
Dividend Reinvestment Plan Fees [2]	None

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee	1.00%
Incentive Fee [3]	1.42%
Interest Payments [4]	None %
Other Expenses [5]	0.26%
Total Annual Fund Expenses	2.68%
Less Fee Waiver and Expense Reimbursement [6]	0.00%
Annual Net Expenses	2.68%

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 year†	3 years†	5 years†	10 years†
13	40	70	153

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	Expenses reflect the initial term of a fee waiver and expense reimbursement agreement on the part of the Adviser, as set forth below.

1	No sales load will be charged on sales of Shares. See “Plan of Distribution.”

2	Included within “Other Expenses.”

3	The incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable monthly in arrears based upon our “pre-incentive fee adjusted net investment income” for the immediately preceding month. The subordinated incentive fee on income will be 20% of pre-incentive fee adjusted net investment income subject to a minimum monthly return to investors, expressed as a rate of return on our net assets at the beginning of the subject month, of 0.58333% (7.0% annualized). “Pre-incentive fee adjusted net investment income” consists of our net investment income without including the incentive fee, less any increase in our cumulative realized or unrealized losses during the month. For purposes of the “Example” below which assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable during the initial 12-month period of our investment operations as a result of the 7% annualized hurdle. Once our pre-incentive fee adjusted net investment income in any month exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee adjusted net investment income in excess of the hurdle rate, until our pre-incentive fee adjusted net investment income for such month equals 0.72917%, or 8.75% annually, of our net assets. Thereafter, the Adviser will be entitled to receive 20.0% of our pre-incentive fee adjusted net investment income.

17

The estimate for incentive fees assumes that incentive fees payable to our Adviser for the following twelve months will bear the same percentage to average net assets as (i) the incentive fees that would have been paid to the Advisor for the six months ending June 30, 2015 by the Predecessor Fund under the terms set forth herein bear to (ii) the Predecessor Fund’s average net assets for such period, which percentage is 1.42%. Actual results may differ materially from this estimate.

4	We do not have any plan to incur leverage prior to December 31, 2016.

5	“Other Expenses” are based on estimated amounts for the current fiscal year, and include (a) expenses incurred to offer Shares in the Fund, and (b) the anticipated expenses to be incurred annually to operate the Fund and to offer additional Shares after the termination of the initial offering period, in each case including, without limitation, professional fees, offering costs, SEC filing fees, FINRA filing fees, administration fees, custody fees, trustee fees, insurance costs, financing costs, the fees and expenses of other funds in which the Fund may invest, and other expenses. The estimate for Other Expenses assumes that Other Expenses payable for the following twelve months will bear the same percentage to average net assets as (i) the Other Expenses that would have been paid by the Predecessor Fund for the six months ending June 30, 2015 bear to (ii) the Predecessor Fund’s average net assets for such period, which percentage is 0.26%, after adjustment for changes in certain expense amounts expected to result from registration under 1940 Act. Actual results may differ materially from this estimate.

6	The Adviser has agreed to waive or reimburse expenses of the Fund (other than taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) to the extent necessary in order to cap operating expenses of the Fund at 1.00% on an annual basis. The expense cap of the Fund is currently scheduled to terminate on December 31, 2017. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver if the Fund’s operating expenses, including the recovered expenses, falls below the expense cap.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly and indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management of the Fund,” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this prospectus, no financial highlights are available.

THE FUND

The Fund, which is registered under the 1940 Act as a diversified, closed-end management investment company, was organized as a Delaware statutory trust on August 10, 2015. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund’s principal office is located at 355 S. Grand Ave., Suite 2450, Los Angeles, CA 90071, and its telephone number is (213) 286-9026. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Fund’s Board of Trustees. See “Management of the Fund – Board of Trustees.”

USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, are generally invested as soon as practicable after each subscription date, generally within three months, in accordance with the Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders. Pending investment of the net proceeds, the Fund will invest the offering proceeds in high-quality, short-term debt securities, cash /or cash equivalents.

18

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Overview

We are a specialty investment company focused on generating a high level of current income through investments in loans to small- and medium-sized businesses and non-bank lenders. We seek to fill the current financing gap created by the long-term decline in lending by banks to small and medium sized businesses.

We seek to achieve our investment objective by investing in short-term loans, lines of credit, receivables and other debt obligations (“Notes”) of small and medium sized companies, and by loans to non-bank lenders. We seek to achieve this objective in two ways. First, we invest directly in Notes that we purchase from multiple loan originators, and second, we finance non-bank lenders (collectively, “Lending Platforms”). We may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests, or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

We offer our stockholders the following:

●	Potential for elevated investment returns resulting from the high yielding obligations of small and lower middle-market companies;

●	Lower exposure to interest rate risk provided by investments with short-term maturities;

●	Diversified exposure to small- and medium- sized companies in diverse industries and geographic areas;

●	Diversified exposure to borrowers across geographic areas, professions and credit scores;

●	Diversified underwriting exposure due to the acquisition of investments through multiple underwriting platforms.

We anticipate declaring and paying distributions on an annual basis of all or substantially all of our net investment income and net realized capital gains. During the year, the Board intends to set a fixed dividend rate to be paid monthly that will approximate the Fund’s estimated net investment income for the year, and a special dividend at the end of the year to the extent net taxable investment income exceeds the amount distributed during the year. The fixed dividend rate is subject to change by the Board of Trustees at any time.

From time to time the Fund may hold high cash balances in bank accounts or money market instruments.

Market Opportunity

A significant part of our investment portfolio consists of loans to small to lower middle-market companies. Based on information released by the U.S. Small Business Administration (which was derived from Census data), as of 2010 there were over 27.9 million small businesses, which the SBA defined as a business with fewer than 500 employees. Small businesses accounted for 64 percent of the net new jobs created between 1993 and 2011 (or 11.8 million out of the 18.5 million net new jobs). Since the latest recession, from mid-2009 to 2011, small firms, led by the larger ones in the category (20-499 employees), accounted for 67 percent of the net new jobs.

We believe many small to lower middle market companies are unable to obtain sufficient financing from traditional financing sources due to the long-term trend of banks to reduce their lending to small businesses. For example, a 2013 report issued by the Federal Reserve Bank of Cleveland found that in the fourth quarter of 2012, the value of commercial and industrial loans of less than $1 million—a common proxy for small business loans—was 78.4 percent of its second-quarter 2007 level, when measured in inflation-adjusted terms. The Federal Reserve Bank of Cleveland also found that the number of these loans of less than $1 million dropped by 344,000 over the 2007 to 2012 period (many such loans arguably go to small businesses), despite an increase of nearly 100,000 small businesses over the period.

Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing small to lower middle-market companies. Consequently, we believe that the market for small to lower middle market companies is currently underserved and less competitive. This market situation creates the opportunity for us to meet the financing requirements of small to lower middle market companies while also negotiating favorable transaction terms.

19

Portfolio Composition

Under normal market conditions, the Fund’s investment policies will include investments in any combination of the following Notes:

Secured Loans. The Fund may purchase Secured Loans that have a claim on some or all assets of the borrower which is usually senior to that held by subordinated debt holders and shareholders of the borrower. With regard to Secured Loans, the estimated value of the collateral for the Secured Loan is a material part of the underwriting criteria used to evaluate the Secured Loan, and is considered a material source of repayment in the event the Secured Loan is not paid according to its terms by the borrower. The Fund, as an owner of Secured Loans, assumes the credit risk of the borrower directly. Secured Loans may have a fixed rate of interest, or a floating rate that is determined by another publicly available reference rate. Secured Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows, or restrictive covenants that limit dividend payments or borrower indebtedness. Secured Loans involve investment risk and certain borrowers will default on their loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Fund’s NAV. Secured Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Secured Loans. As a result, most Secured Loans are illiquid and the Fund expects to wait for these loans to self-liquidate via their normal amortization.

Loans. The Fund may purchase Loans that are not Secured Loans. Such Loans may be secured by assets of the borrower, or may be unsecured obligations of the borrower. Even where the Loan is secured by assets of the borrower, the collateral is not a material part of the underwriting of the Loan and is not considered a material source of repayment in the event of a default by the Borrower. The Fund, as an owner of the Loan, assumes the credit risk of the borrower directly. Loans may have a fixed rate of interest, or a floating rate that is determined by another publicly available reference rate. Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows, or restrictive covenants that limit dividend payments or borrower indebtedness. Loans involve investment risk and certain borrowers will default on their loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Fund’s NAV. Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Loans. As a result, most Loans are illiquid and the Fund expects to wait for these loans to self-liquidate via their normal amortization.

Receivables. The Fund may invest in receivables purchased from businesses. Receivables represent amounts due to the business for goods or services supplied to a customer of the business. Receivables are typically unsecured obligations of the obligor, and payment of the receivable is dependent on the solvency of the obligor. Our return from the purchase of receivables is determined by the discount that we receive for the receivable purchased and the length of time it takes to receive payment of the receivable. We typically obtain contractual indemnities from the seller of the receivable that the receivable is not subject to any defenses based on the lack of performance of the seller.

Future Receivables. The Fund may invest in future receivables to be generated by a business. Future receivables represent receivables that the business expects to generate in the future from goods or services supplied to a customer of the business, and do not represent a specific interest in any particular receivable generated by the seller. Our return from the purchase of future receivables is determined by the discount that we receive for the future receivable purchased and the length of time it takes to receive payment of the future receivable. In those cases, we can receive payment either via direct debit from the borrower’s bank account or as a defined percentage of credit card sales directly from the business’s merchant credit card processor, and our risk of loss is primarily dependent on the ability of the subject business to remain in business, rather than from the failure of any of its customers to pay.

Payment Dependent Notes. The Fund may invest in payment dependent notes issued by a Lending Platform. A Payment Dependent Note is a nonrecourse note issued by a Lending Platform for which payment is dependent on an underlying asset owned by the Lending Platform. The underlying asset may be any instrument which the Fund may invest in directly, including Secured Loans, Loans, Receivables, or Future Receivables.

20

Asset-Backed Securities. The Fund may invest in debt obligations issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding assets which the Fund would otherwise invest in directly (e.g., Receivables or Secured Loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Lending Platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred. An SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities. and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Participations. The Fund’s investment in a Receivable, Secured Loan, or Unsecured Loan may take the form of a participation interest in the investment, in which case the Fund will usually have a contractual relationship only with the Lending Platform selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lending Platform selling the participation and only upon receipt by the Lending Platform of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the Lending Platform selling the Participation. In the event of insolvency of the Lending Platform selling a participation, the Fund may be treated as a general creditor of the Lending Platform. In the case of a participation, the Fund generally will not have the right to enforce compliance by the borrower with the underlying loan agreement and, depending on the terms of the participation, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. Participations currently represent less than 5% of the Fund’s investments.

Joint Venture Interests. The Fund may invest in Joint Ventures established with other investment funds or investors which primarily hold interests in assets which the Fund would otherwise invest in directly (e.g., Receivables or Secured Loans). The Joint Venture may invest, for example, in a pool of loans originated by a particular Lending Platform. The Joint Venture may enter into a service agreement with the related Lending Platform to ensure continued collection of payments, pursuit of delinquent borrowers, and general interaction with borrowers in much the same manner as if the securitization had not occurred. The Joint Ventures are typically negotiated on an individual basis with the Joint Venture participants.

Other Securities. The Fund reserves the right to invest in other types of investments, including investment grade debt securities, publicly traded common or preferred stock, private placements, swaps and credit default swaps, structured notes and credit-linked notes, options, futures, foreign currency and depositary receipts, among others.

It is not expected that any of the Fund’s investments will trade on any exchange or in any dealer market and therefore any liquidity will generally only be available upon the maturity of a particular investment. However, by investing in Notes with maturities of generally not more than three years, and often with more frequent principal and interest payments (e.g., daily, weekly and monthly) as compared to many other available investments, the Adviser believes that the Fund may be able to enhance the overall liquidity of the Fund’s portfolio.

It is not expected that any of the Fund’s investments will be rated by a rating agency or registered with the SEC or any state securities commission. There will generally not be any public information available with respect to the investments. In the event any investments are rated, they are likely to be rated below investment grade. In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade.

Investments that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value more than highly rated securities due to heightened concern over credit quality, regardless of prevailing interest rates.

21

Lending Platforms

We have relationships with a number of Lending Platforms and are constantly evaluating new relationships. The Lending Platforms originate the Notes through all forms of marketing, including personal or business relationships, and all forms of mass media advertising such as internet search engines, print media, television and radio ads, and direct mail.

Our Lending Platforms are typically responsible for all aspects of origination, due diligence, and documentation of Notes pursuant to policies and procedures specific to each Lending Platform. Our Lending Platforms are also responsible for servicing and collection of Notes. We have contracted with First Associates, LLC to act as back-up servicer in the event that grounds exist to terminate a Lending Platform as servicer. Lending Platforms typically receive a percentage of any origination fees, interest revenue, or other fee revenue generated from Notes as compensation for their services as originator and servicer of the Notes.

Portfolio Construction

The Adviser allocates the Fund’s capital among such Lending Platforms that, in its view, offer attractive investment opportunities with acceptable levels of risk. In determining the relative allocations of capital among the Lending Platforms, the Adviser considers the risk and return characteristics of each Lending Platform, including its historical rate of return relative to benchmarks and peers, the loan loss rate and the recovery rate of defaulted Loans, the historical volatility of returns, the geographic and industry diversification as compared to other Lending Platforms, and other factors. In addition, the Adviser considers how each prospective Lending Platform’s performance is expected to correlate, or relate to, that of the other Lending Platforms with which the Fund has relationships. The Adviser will use a variety of statistical tools in conducting this analysis, but since these tools rely heavily on past investment results, there can be no assurance that the conclusions reached based on these tools will prove correct. The Adviser’s judgment will be the final determinant of which Lending Platforms are selected and utilized, and in what proportion the Fund’s capital is allocated to each. It is expected that allocations will vary significantly over time as returns for different Lending Platforms will vary.

The identity and number of Lending Platforms can and will change materially over time. The Fund may withdraw from or invest with different Lending Platforms without prior notice or the consent of the investors. The determination of whether to reduce exposure to a Lending Platform will be made by the Adviser from time to time according to a variety of factors including, but not limited to, the performance of the Lending Platform relative to benchmarks, peers or expectations, the adherence of the Lending Platform to its stated lending guidelines, the responsiveness of the Lending Platform to the inquiries and requests for information by the Adviser, unexpected changes in the size and composition of the Lending Platform’s organization, changes in the Adviser’s perception of the Lending Platform’s character and ethics, and the emergence of superior investment opportunities in the opinion of the Adviser.

Risk Management and Monitoring

The Adviser seeks to monitor the risks of individual Lending Platforms and of the Fund’s portfolio in the aggregate. The primary goal of this process with respect to individual Lending Platforms is to ensure that they are performing as expected, and are adhering to their stated lending guidelines. In so doing the Adviser hopes to gain early insight into factors that might call for an increase or decrease in the allocation among such Lending Platforms. In this process, the Adviser employs various software tools and analytical procedures, as well as periodic telephone conversations and meetings with the Lending Platforms. In addition, the Adviser may acquire information that is useful in this process through reading industry and financial periodicals, attending conferences, and speaking with and meeting other individuals involved in the alternative investment field. With respect to the monitoring of the portfolio as a whole, the Adviser seeks to monitor, to the best of its ability, the Fund’s aggregate exposure to various alternative investment strategies and to various systematic risks. There can be no assurance, despite the best efforts of the Adviser, that these risks can be precisely or accurately gauged, since the underlying Lending Platforms may have differing methods of estimating and communicating this exposure information to the Adviser.

The Adviser reviews and monitors the operation and performance of each Lending Platform as frequently as it believes is appropriate in light of the strategy followed and prevailing market conditions. The Adviser solicits such information from each Lending Platform and from other sources that the Adviser deems necessary to properly assess the performance and relative success or failure of a Lending Platform.

22

Use of Leverage

The Fund does not currently use leverage, but is currently exploring opportunities for leverage at attractive rates. The Fund expects to use employ leverage in the future. Leverage will not exceed one-third of total Fund assets. The use of leverage will tend increase rates of return to investors, but also presents a number of risks, including the risk of loss, the risk that the Fund may be required to suspend redemptions, and increased volatility of returns.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. The Fund has adopted the same fundamental policies. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of two-thirds or more of the voting securities present at such meeting, if the holders of more than half of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than half of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	borrow money, except to the extent permitted by the 1940 Act.

(2)	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(3)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its Notes.

(4)	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(5)	purchase, hold or deal in real estate, except that it may invest in assets that are secured by real estate or that are issued by companies that invest or deal in real estate, and may hold real estate that it acquires as a result of the foreclosure of such loans.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The 1940 Act currently limits borrowing to no more than one-third of the value of the Fund’s total assets. In addition, the 1940 Act currently limits the issuance of a class of senior securities that is indebtedness to no more than one-third of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than one-half of the value of the Fund’s total assets.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

THE FUND’S INVESTMENT PROGRAM ENTAILS SUBSTANTIAL RISKS AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF THE FUND WILL BE ACHIEVED.

RISK FACTORS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Notes in which the Fund invests. Discussed below are the principal risks that the Fund believes are associated with those investments. Additionally, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Notes to maintain the liquidity necessary to effect repurchases of the Shares and pay Fund expenses. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

23

Risks Relating to Investing in Notes

Limited Diversification. Other than cash investments, the Fund will invest primarily in short-term Notes and loans to non-bank Lenders where the collateral is primarily Notes. Accordingly, the Fund’s portfolio will not be diversified beyond Notes and cash investments. Therefore, the Fund’s portfolio may be subject to more risk than would be the case if the Fund maintained a wider diversification among types of loans, promissory notes, or other debt obligations with greater variation in maturities.

Limited Number of Notes to Purchase. A number of Lending Platforms report that there is currently greater demand for Notes issued by Lending Platforms than there are qualified borrowers from Lending Platforms. Therefore, at times there may be a limited number of Notes available for purchase, which could impair the Fund’s ability to invest its capital in Notes. As a result, some Lending Platforms have entered into agreements with certain Note purchasers which give them preferred access to Notes generated by the Lending Platform. At present, the Fund is the beneficiary of these types of agreements, but there is no guarantee that such agreements will continue to remain in place, and the termination of such agreements could impair the Fund’s ability to invest its assets in quality Notes. In addition, the greater demand for borrowers may enable qualified borrowers to shop around and reduce overall interest rates paid on high-quality Notes, which could hurt the Fund’s investment returns. To the extent the Fund is unable to invest its capital in Notes, such capital will be held in bank deposits or money market accounts that generate far lower rates of return than Notes, which will depress the return to Limited Partners.

Valuation. There is no reliable liquid market for the Notes, so the valuations of the Fund’s pool of Notes are imprecise and subject to inherent conflicts of interest. The Fund values Notes at their fair value under the discounted cash flow (“DCF”) valuation methodology. A DCF methodology is a valuation technique that provides an estimation of the fair value of an asset based on expectations about the cash flows that a loan would generate over time. The DCF approach begins with an estimation of periodic cash flows expected to be generated over a discrete projection period (the remaining life of the loan here). The estimated cash flows for each of the periods (typically monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The liquidity event whereby the Fund ultimately exits an investment is generally the maturation of the loan.

The fair values of one or more assets may not be the amounts actually collected at maturity. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Trust could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Trust determines its NAV. The Fund’s valuation of these assets affects the Management Fees and Incentive Fees to which the Adviser is entitled. If those valuations are inaccurate, the Adviser might receive a Management Fee and Incentive Fee that are greater than the fees and allocations to which it otherwise would be entitled. The Adviser may not be able to effectively manage the Fund’s investment portfolio, diversification and other internal guidelines and risks if the Fund’s portfolio is inaccurately valued.

Unrated Debt Securities Risk. The Notes purchased by the Fund are not rated by a nationally recognized statistical rating organization. In evaluating the creditworthiness of borrowers, the Adviser relies on the ratings ascribed to such borrowers by the relevant Lending Platform or otherwise determined by the Adviser. The analysis of the creditworthiness of borrowers of Notes may be less reliable than for loans originated through more conventional means. In addition, the Fund may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher-rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. The market for high-yield instruments may be smaller and less active than those that are higher-rated, which may adversely affect the prices at which the Fund’s investments can be sold and result in losses to the Fund, which, in turn, could have a material adverse effect on the performance of the Fund.

Prepayment Risk. A borrower prepays a Note when a borrower decides to pay some or all of the entire principal amount on a Note earlier than originally scheduled. Borrowers may decide to prepay all or a portion of the remaining principal amount at any time, and no interest will be earned on the Note after it is prepaid. However, some but not all Notes contain prepayment or guarantee fees which compensate the Fund for the loss in interest income when the Note is prepaid. If a borrower prepays a portion of the remaining unpaid principal balance on a Note, the term of the Note will not change, but interest will cease to accrue on the prepaid portion. In addition, the Fund may not be able to find a similar rate of return on another investment at the time at which a Note is prepaid in part or in full.

24

Interest Rate Risk. The Notes bear fixed, not floating, rates of interest. If prevailing interest rates increase, the interest rates on Notes the Fund purchases might be less than the rate of return investors in the Fund could earn if they did not invest in the Fund and instead invested in a different investment. The interest rate risk is mitigated by the short-term nature of the Notes in which the Fund invests.

Illiquidity of Notes. The Notes will not be listed on any securities exchange or traded on the over-the-counter market. There will not likely be an available secondary market for the Notes. Therefore, the Fund must hold its Notes to maturity.

No Interest on Funding or Servicing Account. In most cases, the Fund is required by the Lending Platforms to hold funds in a funding account as a condition to purchasing Notes. To the extent the Fund purchases Notes through a Lending Platform’s funding account, the funding account represents an interest in a bank account that does not earn interest. Also, the Lending Platforms are retained to service any Notes purchased by the Fund through the Lending Platform, and will deposit any Note proceeds in a servicing account that does not bear interest. To the extent the Fund holds funds in non-interest-bearing accounts, the Fund’s overall returns will suffer.

Risks Related to Borrower Default

Speculative Nature of Notes. The Notes offered through Lending Platforms are risky and speculative investments. The Notes are secured and unsecured obligations of small business owners. To the extent a Note is secured by assets of the borrower or a guarantee of a third party, there is no assurance that the collateral and any guarantees that secure the Notes will be sufficient to obtain full payment of any Note in the event the borrower defaults. Accordingly, the Fund may lose the entire amount of its investment in the Notes it purchases.

Dependence on Payments of Borrower Loans. Lending Platforms only act as a servicer of the Notes after their purchase by the Fund, and do not have any obligation to pay the Notes. Lending Platforms will only forward to the Fund payments on a Note after it receives a borrower’s payment on the corresponding Note, net of its servicing fees and net of any collection fees and costs it incurs. Lending Platforms typically will not pay the Fund any non-sufficient funds fees they receive.

False Information Supplied by Borrowers. Borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status in the form of a standard loan application. Lending Platforms report that they utilize various automated and manual methods to verify some of the information included in the loan application, but this information may be inaccurate or intentionally false. A Lending Platform’s borrowers may misrepresent their intentions for the use of Note proceeds. Lending Platforms generally do not take steps to verify any statements by the borrowers as to how loan proceeds are to be used. Borrowers may supply inaccurate or intentionally false documents and statements in association with the loan application they submit to the Lending Platform, and the nature of the borrower’s misrepresentations may be hard for the Lending Platform or the Fund to detect prior to a default by the borrower. The Fund does not generally take any steps to verify any of the loan information contained on a Lending Platform’s website, and relies on the steps taken by the Lending Platform. To the extent the Fund relies on false, misleading, or unverified information supplied by borrowers in deciding to purchase Notes, the Fund may lose all or part of the purchase price it pays for a Note.

Inaccurate Credit Information. A Lending Platform generally will obtain business and personal credit information about the borrower and any personal guarantors from reporting agencies, and will assign borrower listings a rating based in part on the borrower’s and any guarantor’s credit score. A credit score that forms a part of the Lending Platform’s rating assigned to a borrower listing may not reflect that borrower’s or any guarantor’s actual creditworthiness because the credit score may be based on outdated, incomplete, or inaccurate consumer reporting data. Therefore, there is a risk that a borrower or any guarantor may have become delinquent in a payment, defaulted on a debt obligation, taken on more personal or business debt, or sustained other adverse financial events after the date the Lending Platform’s rating assigned to the borrower which may not accurately reflect the borrower’s or a guarantor’s actual current creditworthiness at the time the Note is purchased.

Credit Scores Do Not Predict Future Defaults. All Notes purchased by the Fund are subject to risk of payment default by the borrower. Credit scores are heavily dependent on the historical default or delinquency rate of the person rated. However, there can be no assurance that historical default or delinquency rates of a particular borrower will be indicative of future loss rates or the likelihood of the delinquency or default by the same borrower.

Limits of a Lending Platform’s Ratings. Lending Platforms use proprietary methodologies to assign a credit rating to a potential borrower; however, there is no assurance it will actually reflect the creditworthiness of a borrower. For example, a Lending Platform’s rating may be inaccurate because the Lending Platform correctly applied its formula, but the credit bureau information was incorrect or incomplete. A Lending Platform’s rating is not a recommendation by the Lending Platform to buy, sell, or hold the Notes. In addition, no assurances can be provided that actual loss rates for the Notes will fall within the expected loss rates indicated by the Lending Platform’s rating.

25

Use of Lending Platforms to Defraud. Lending Platforms report that they generally use identity and fraud checks with external databases to authenticate each borrower’s identity. There is a risk that a Lending Platform’s fraud checks could fail and fraud may occur. In addition, borrower may misrepresent their intentions regarding the purpose of the Note or other information contained in borrower listings, which a Lending Platform will not verify. Some, but not all, Lending Platforms have agreed to indemnify the Fund against loss due to identity theft of the purported borrower. However, other than identity theft, Lending Platform’s typically do not provide any indemnity against loss due fraudulent information provided by a borrower, including information relating to a borrower’s income, assets, liabilities, use of proceeds, or falsified account statements or other data supplied by the borrower.

Limited Historical Performance Data. Some Lending Platforms from which the Fund purchases Notes may be in the early stages of their development and have a limited operating history. As a result of a limited operational history, a Lending Platform may not have significant historical data regarding the performance of the Lending Platform’s credit ratings assigned to borrower members under the Notes, and will not yet know what the long-term loan loss experience will be. The estimated loss rates the Fund uses to create loan loss reserves have been developed from a combination of the Lending Platform’s and the Fund’s loss histories, which may be limited. Accordingly, Notes originated by a Lending Platform may have higher than estimated default rates, which increases the risk to the Fund of investing in the Notes.

Collection Efforts. If a borrower fails to make a required payment on a Note, the Lending Platform as servicer of the Note is only required to pursue “reasonable collection efforts” in respect of the Note. A Lending Platform may handle collection efforts in respect of a delinquent Note directly, or a Lending Platform may refer the Note to a collection agency or a law firm. If a delinquent Note is referred to a collection agency or law firm, that collection agency or law firm will retain a percentage of any funds recovered before any amount is payable to the Fund which will range from 30% to 50% of recovered amounts. Although efforts will be made during the collections process to recover any collection costs including legal fees, in many cases state law will not allow the recovery amounts to be increased beyond a specific fixed or percentage premium over the principal and compounded interest due. Therefore, the Fund will most likely suffer a loss on any Note that is referred to an outside collection agency or law firm, even if the principal and interest owing on the Note is collected in full, after taking into account unrecovered costs of collection on the Note.

Neither the Lending Platform nor the collection agency may be able to recover some or all of the unpaid balance of a non-performing Note, and historically the Fund has received only a small fraction of the unpaid principal and interest payable, if any, under the Note. The Fund must rely on the collection efforts of the Lending Platform or the applicable collection agency or law firm to which such Notes are referred. The Fund is not permitted to attempt to collect payments on the Notes in any manner unless it terminates its servicing contract with the Lending Platform, which it intends to exercise infrequently.

No Restriction on Incurrence of Additional Debt. If a borrower incurs additional debt after the date of the Note, the additional debt may impair the ability of that borrower to make payments on his or her Note and the Fund’s ability to receive the principal and interest payments as provided by the amortization schedule. In addition, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency, or bankruptcy of the borrower. To the extent that the borrower has or incurs other indebtedness and cannot pay all of his or her indebtedness, the borrower may choose to make payments to other creditors, rather than the Lending Platform.

To the extent borrowers incur other indebtedness that is secured, such as mortgage, home equity, or auto loans, the ability of the secured creditors to exercise remedies against the assets of the borrower may impair borrowers’ ability to repay the Notes. Borrowers may also choose to repay obligations under other secured indebtedness before repaying Notes originated through Lending Platform. The Fund will not be made aware of any additional debt incurred by a borrower which may impair its ability to pay.

26

Lack of Cross-Default Provisions. The Notes typically do not contain cross-default provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. Because the Notes generally do not contain cross-default provisions, a borrower’s loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are independent grounds for a default on the Note. In addition, the Note will not be referred to a third-party collection agency for collection because of a borrower’s default on any of the borrower’s other debt obligations. If a borrower defaults on debt obligations owed to a third party and continues to satisfy the payment obligations under the Note, the third party may seize the borrower’s assets or pursue other legal action against the borrower, which could render the borrower unable to satisfy the balance of the Note. Payments on Notes may be substantially reduced or eliminated if a borrower subsequently defaults on a separate obligation, and a Lending Platform may be unable to recoup any or all of the expected principal and interest payments on these Notes.

Debtor Relief under Bankruptcy Laws. Borrowers on Notes may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the Note on hold and prevent further collection action absent bankruptcy court approval. If a Lending Platform receives notice that a borrower has filed for protection under the federal bankruptcy laws, or has become the subject of an involuntary bankruptcy petition, the Lending Platform will put the borrower’s loan account into “bankruptcy status.” When this occurs, the Lending Platform terminates automatic ACH debits on Notes and the Lending Platform will not undertake collection activity without bankruptcy court approval. Whether any payment will ultimately be made or received on a Note after a bankruptcy status is declared depends on the borrower’s particular financial situation. It is possible that the borrower’s liability on the Note will be discharged in bankruptcy. In most cases, unsecured or under-secured creditors, including a Lending Platform as the owner of the Notes, will receive nothing, or only a fraction of any amount outstanding on their loans.

Absence of Collateral. Most Lending Platforms require that business borrowers grant a general security interest in all of their business assets (other than real estate) to secure the Notes. Most Lending Platforms do not require that consumer borrowers post any collateral to secure the Notes. Some Lending Platforms take steps to perfect the security interests by filing a UCC-1 financing statement, while other Lending Platforms do not take any steps to perfect its security interests or only do so where the loan amount exceeds as certain amount. In those cases where a Lending Platform does not take steps to perfect its security interests, the Notes issued by the Lending Platform are subject to intervening liens and transfers of the collateral. Except where the collateral is real estate, or the Note is purchase money financing for equipment, Lending Platforms typically do not take any steps to verify that any collateral exists or that no prior liens exist against the collateral beyond the representations that a borrower makes in its loan application. As a result, there is a possibility that collateral for a Note is found not to exist or that it has been pledged to third parties, and therefore it may not be seized and sold to pay the Note.

Risks Related to Lending Platforms, and a Lending Platform’s Ability to Service the Notes

Early Stages of Development. The Lending Platforms may be in the early stages of development with limited operating history. As the number of borrowers, lenders, and Notes originated on a Lending Platform increases, the Lending Platforms will need to increase their facilities, personnel and infrastructure in order to accommodate the greater servicing obligations and demands on the Lending Platform. The Lending Platforms will be required to add new hardware and update their software and website, expand their customer support services, and add new employees to maintain the operations of the Platform as well as to satisfy their servicing obligations on the Notes. If a Lending Platform is unable to increase its capacity and maintain the necessary infrastructure, the Lending Platform may experience periodic downtime of its systems which could result in delays by Fund in the receipt of payments on the Notes it owns.

Competitive Lending Market. The lending market is competitive and rapidly changing. With the introduction of new technologies and the influx of new entrants, a Lending Platform generally expects competition to persist and intensify in the future, which could harm a Lending Platform’s ability to increase its volume. The Lending Platforms’ principal competitors include major banking institutions, credit unions, and other business finance companies, as well as other Lending Platforms. Competition could result in reduced volumes, reduced fees, or the failure of a Platform to achieve or maintain more widespread market acceptance, any of which could harm a Lending Platform’s business. If a Lending Platform is unable to compete with other companies and meet the need for innovation, its ability to originate new Notes may substantially decline, which could impair the Fund’s ability to implement its investment strategy.

27

Inability to Increase or Maintain Transaction Volumes. The Fund’s investment strategy assumes that the Lending Platforms with which it deals are able to generate sufficient loan volume to qualified borrowers to utilize the Fund’s investable cash. Lending Platforms must generate transaction volumes by attracting a large number of borrowers in a cost-effective manner. A Lending Platform may fail to attract new borrowers in a cost-effective manner and, as a result, the Fund’s ability to acquire Notes in sufficient quantities to satisfy the Fund’s investment needs or to enable the Lending Platform to stay in business.

Extensive Federal, State, and Local Regulation. A Lending Platform may be subject to extensive federal, state, and local regulation, including compliance with applicable laws, non-compliance with which may expose it to adverse consequences. Additionally, new laws and regulations could be enacted that have a negative impact on a Lending Platform’s ability to service the Notes effectively and profitably.

Risks of Back-Up Servicing. Lending Platforms primarily generate revenue from the fees they charge from the origination of Notes and the servicing of Notes. If a Lending Platform is unable to generate sufficient revenues from the fees a Lending Platform receives from borrowers and lender members as a result of the Notes it originates, it may be unable to maintain its operations, which presents a number of risks to the Fund. If a Lending Platform goes out of business, the Fund will need to either take over servicing of the Notes it owns or engage a third-party servicer to service the Notes, as some of the Lending Platforms do not enter into back-up servicing arrangements on their own. The Fund has entered into a back-up servicing agreement with First Associates Loan Servicing, LLC (First Associates) to take over the servicing of any Notes that a Lending Platform becomes unable to service. If the Fund is unable to transition the servicing of Notes to its own platform effectively, the Fund’s ability to receive principal and interest payments on the Fund’s Notes may be substantially impaired. If the Fund transitions servicing of Notes to a back-up servicer that charges higher servicing fees than the original Lending Platform, the Fund’s investment in such Notes could be less profitable than originally anticipated.

Reliance on Third-Party Commercial Banks. Because a Lending Platform is not a bank, it cannot belong to and directly access the ACH payment network. As a result, Lending Platforms currently rely on an FDIC-insured depository institution to process their transactions. If a Lending Platform cannot continue to obtain such services from this institution or elsewhere, or if a Lending Platform cannot transition to another processor quickly, a Lending Platform’s ability to process payments will suffer and the Fund’s ability to receive principal and interest payments on the Notes will be delayed or impaired.

Bankruptcy of Lender Platform. If a Lender Platform were to become subject to a bankruptcy or similar proceeding, the Fund’s recovery on Notes may be substantially delayed in time and may be substantially less in amount than the principal and interest due on the Notes. Collection of Notes may be subject to the following risks associated with a Lender Platform’s insolvency, bankruptcy, or a similar proceeding:

●	A bankruptcy or similar proceeding of Lender Platform may cause delays in borrower payments, even if the borrowers have no legal right to do so, and such delay would reduce, at least for a time, the funds that might otherwise be available to pay the Notes.

●	There may be uncertainty regarding whether the Fund owns the Notes it purchased from the Lender Platform.

●	There may be uncertainty regarding the rights of the Fund to access funds controlled by Lender Platform, including any funding account maintained by the Lending Platform to fund new purchases of Notes and any collection account maintained by the Lending Platform in which Note collections are deposited.

●	The Fund, as holder of Notes, may be delayed or prevented from enforcing a Lender Platform’s repurchase obligations.

●	The Lender Platform may reject its servicing contract with the Fund. Rejection of the Fund’s servicing contract with the Lender Platform could result in substantial costs to the Fund which could reduce the profits for investors, including difficulties obtaining data or documents necessary to retain a new servicer, set-up expenses charged by a back-up servicer, and higher servicing fees than are charged by the Lender Platform.

Breach of a Lending Platform’s System. A Lending Platform stores its lender members’ and borrowers’ bank information and other personally-identifiable sensitive data. Any accidental or willful security breaches or other unauthorized access could cause the Fund’s secure information to be stolen and used for criminal purposes. Security breaches or unauthorized access to secure information could also expose a Lending Platform to liability related to the loss of the information, time-consuming and expensive litigation, and negative publicity. Many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause a Lending Platform’s members to lose confidence in the effectiveness of a Lending Platform’s data security measures. Any security breach, whether actual or perceived, would harm a Lending Platform’s reputation, and a Lending Platform could lose members.

28

Disruption in Service on a Lending Platform’s Website or Computer System. A Lending Platform’s ability to perform its servicing obligations could be materially and adversely affected by events outside of a Lending Platform’s control. The satisfactory performance, reliability, and availability of a Lending Platform’s technology and a Lending Platform’s underlying network infrastructure are critical to a Lending Platform’s operations, level of customer service, reputation, and ability to attract new members and retain existing members. Any interruptions or delays in a Lending Platform’s service, whether as a result of hosting facility or other third-party error, a Lending Platform’s own error, natural disasters or security breaches, whether accidental or willful, could harm a Lending Platform’s relationships with its members and its reputation. Additionally, in the event of damage or interruption, a Lending Platform’s insurance policies may not adequately compensate a Lending Platform for any losses that may be incurred. A Lending Platform’s disaster recovery plan may not have been tested under actual disaster conditions, and a Lending Platform may not have sufficient capacity to recover all data and services in the event of an outage at the hosting facility. These factors could prevent a Lending Platform from processing or posting payments on the Notes, damage a Lending Platform’s brand and reputation, divert a Lending Platform’s employees’ attention, reduce a Lending Platform’s revenue, subject it to liability, and cause members to abandon a Lending Platform, any of which could adversely affect its business, financial condition and results of operations.

Failure to Retain Key Personnel. A Lending Platform’s future depends, in part, on its ability to attract and retain key personnel. A Lending Platform’s future also depends on the continued contributions of its executive officers and other key technical personnel, each of whom would be difficult to replace. The loss of the services of executive officers or key personnel and the process to replace any of a Lending Platform’s key personnel would involve significant time and expense and may significantly delay or prevent the achievement of the a Lending Platform’s business objectives.

Risks Relating to Compliance and Regulation

Novel Approach to Borrowing. A Lending Platform operates a novel program that must comply with regulatory regimes applicable to credit transactions. The novelty of a Lending Platform means compliance with various aspects of such laws is untested. Certain state laws generally regulate interest rates and other charges and require certain disclosures, and also require licensing for certain activities. In addition, other state laws, public policy, and general principles of equity relating to the protection of consumers, unfair and deceptive practices, and debt collection practices may apply to the origination, servicing, and collection of Notes on a Lending Platform. During its collection process, a Lending Platform may also be subject to other laws, such as:

●	the Federal Fair Credit Reporting Act, which regulates the use and reporting of information related to each borrower member’s credit history;

●	the Federal Fair Debt Collection Practices Act, which regulate debt collection practices by “debt collectors” and prohibit debt collectors from engaging in certain practices in collecting, and attempting to collect, outstanding consumer loans; or

●	state counterparts to the above consumer protection laws.

A Lending Platform may not always have been, and may not always be, in compliance with these laws. A Lending Platform’s borrowers may make counterclaims regarding the enforceability of their obligations under borrower protection laws after collection actions have commenced, or otherwise seek damages under these laws. A Lending Platform’s failure to comply with such laws could also result in civil or criminal liability. Compliance with these requirements is also costly, time-consuming, and limits a Lending Platform’s operational flexibility. Some, but not all, Lending Platforms agree to indemnify the Fund against any claim that collection of Notes purchased from the Lending Platform does not violate federal or state laws relating to the collection of loans. However, even where a Lending Platform has agreed to indemnify the Fund against loss in situation like this, it may not be able to honor its indemnity obligations in the event the failure applies to a large number of Notes originated by a Lending Platform, in which event the liability would likely exceed its resources.

29

Actions by State Regulators. A state regulator could pursue legal and regulatory action against a Lending Platform or such lender members, including the Fund. In addition, state regulators could pursue claims against a Lending Platform or lender members for violations of state usury laws based on the terms of the underlying loans to borrowers, which, in some cases, can result in treble damages and criminal liability. If a state regulator were to pursue action against the Fund as an unlicensed lender, the Fund could incur significant monetary liability, be subject to extensive claims and litigation, and Shareholders could lose their entire investment in the Fund. Some, but not all, Lending Platforms agree to indemnify the Fund against any claim that a Note purchased from the Lending Platform does not comply with federal or state law, including usury laws. However, even where a Lending Platform has agreed to indemnify the Fund against loss in situation like this, it may not be able to honor its indemnity obligations in the event the failure applies to a large number of Notes originated by a Lending Platform, in which event the liability would likely exceed its resources.

Other Risks

General Investment Risks. The Fund’s success depends on the Adviser’s ability to implement its investment strategy. No assurance can be given that the investment strategies to be used by the Fund will be successful under all or any market conditions. The Fund may increase its cash position to up to 100% of its assets if no Notes are available for purchase at attractive rates on any current or alternative underwriting platforms. During such times, interest income will decrease. A potential investor in the Fund should note that market prices of the Notes in which the Fund invests will be unavailable, and therefore Notes will be valued at their fair value in the judgment of the Board of Trustees of the Fund. The fair value of a Note may not represent the amount actually collected on the Note, and may not represent the value that another fund may value a substantially similar instrument.

Investment and Trading Risks. All investments involve the risk of a loss of capital. The Adviser believes that the Fund’s investment program and its research and risk-management techniques moderate this risk through the careful selection of Notes for investment. No guarantee or representation is made that the Fund’s investment program will be successful, and investment results may vary substantially over time.

Limited Operating History. The Fund is a recently formed entity that has not conducted operations. However, the Predecessor Fund was formed in September 2012, and commenced operations in November 2012. Therefore, there is a limited operating history upon which prospective investors can evaluate its likely performance.

Dependence on Key Personnel. The Adviser is dependent on the services of its officers and there can be no assurance that it will be able to retain the services of its current officers, whose credentials are described under the heading “Management of the Fund.” The departure or incapacity of Mr. Brendan Ross could have a material adverse effect on the Adviser’s management of the investment operations of the Fund.

Proprietary Nature of Investment Strategy. All documents and other information concerning the Fund’s portfolio of investments will be made available to the Fund’s auditors, accountants, attorneys, and other agents in connection with the duties and services performed by them on behalf of the Fund. However, because the Adviser’s investment techniques are proprietary, the Fund Agreement will provide that neither the Fund nor any of its auditors, accountants, attorneys, or other agents will disclose to any person, including investors in the Fund, any of the investment techniques employed by the Adviser in managing the Fund’s investments or the identity of specific investments held by the Fund at any particular time.

Limitations on the Adviser’s Liability and Indemnification. The Fund Agreement provides that the Fund, in the Adviser’s sole discretion, will indemnify and hold harmless the Adviser and each of its Shareholders, partners, officers and employees (each an “Affiliate”), and the legal representatives of any of them (an “Indemnified Party”), from and against any loss or expense suffered or sustained by an Indemnified Party by reason of (i) any acts, omissions, or alleged acts or omissions arising out of or in connection with the Fund, any investment made or held by the Fund or the Fund Agreement, including, without limitation, any judgment, award, settlement, reasonable attorneys’ fees, and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim, provided that such acts, omissions or alleged acts or omission upon which such actual or threatened action, proceeding or claim are based were not made in bad faith or did not constitute fraud, willful misconduct or gross negligence by such Indemnified Party, or (ii) any acts or omissions, or alleged acts or omissions, of any broker or agent of any Indemnified Party, provided that such broker or agent was selected, engaged or retained by the Indemnified Party with reasonable care. The Fund Agreement also provides that the Fund will, in the sole discretion of the Adviser, advance to any Indemnified Party attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of such conduct.

30

Management Fee May Encourage Use of Leverage. The Fund pays a Management Fee to the Adviser based on the gross assets of the Fund, which includes any assets purchased through the use of leverage. Accordingly, the Adviser has an incentive to use leverage because it will increase the amount of its Management Fee. While the use of leverage may increase returns to investors, the use of leverage presents special risks to investors, including the risk of loss, the risk that the Fund may have to suspend withdrawals, and increased volatility of returns. See “Risk Factors – Other Risks – Risks of Leverage.”

Risks of Leverage. The Fund expects to employ leverage by borrowing capital to invest in Notes. Such leverage increases the risk of loss and volatility. The lender will have a first priority lien on all of the Fund’s assets. Pursuant to the credit agreements, the Fund will be required to comply with, among other things, financial covenants and covenants related to the Notes. In addition, the Fund and its Adviser will make numerous representations and warranties. If any of those covenants is violated or if any representation or warranty is or becomes inaccurate, the lender may accelerate the maturity date of the loan, seize and liquidate the Fund’s assets, and exercise all other remedies available to it. Any such action could cause the Shareholders to lose some or all of their investment in the Fund. Alternatively, the Fund may be required to suspend withdrawals until the loan is repaid or until the Fund is in compliance with all representations, warranties, and covenants.

No Market for Shares. There is no present market for the Shares, and no market is likely to develop in the future. Accordingly, Shareholders may not be able to liquidate their investment in the event of an emergency or for any other reason, and Interests may not be readily acceptable as collateral for loans. Interests should be purchased only by prospective Investors who can bear the economic risk of their investment, who can afford to have their funds committed to an illiquid investment according to the withdrawal provisions in the Fund Agreement and who, if necessary, can afford a complete loss of their investment.

Lack of Insurance. The assets of the Fund are not insured by any government or private insurer except to the extent portions may be deposited in bank accounts insured by the Federal Deposit Insurance Corporation or with brokers insured by the Securities Investor Protection Corporation and such deposits and securities are subject to such insurance coverage. Therefore, in the event of the insolvency of a depository or custodian, the Fund may be unable to recover all of its funds or the value of its securities so deposited.

Risks for Certain Benefit Plan Investors Subject to ERISA. Prospective investors that are benefit plan investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Department of Labor Regulations issued thereunder should read the section hereof entitled “ERISA Considerations” in its entirety for a discussion of certain risks related to an investment by benefit plan investors in the Fund.

Future Regulatory Change is Impossible to Predict. The securities and derivatives markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the Securities and Exchange Commission, the CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of securities and derivatives both inside and outside the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

Importance of General Economic Conditions. Overall market, industry, or economic conditions, which the Adviser cannot predict or control, will have a material effect on performance.

Limits of Risk Disclosure

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

31

MANAGEMENT OF THE FUND

Board of Trustees

The Fund has a Board of Trustees consisting of three individuals. The Board of the Trustees has overall responsibility for monitoring the Fund’s investment program and its management and operations. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. A majority of the Trustees are independent Trustees (the “Independent Trustees”), in that they are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Delaware law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board have been elected by the organizational shareholder of the Fund. For further information on the Board of Trustees, please see “Management — Board of Trustees” in the SAI.

The Adviser

________________ (the “Adviser”), a California limited liability company formed in ____________ which maintains its principal offices at 355 S. Grand Ave., Suite 2450, Los Angeles, CA 90071, acts as the investment advisor to the Fund pursuant to the Investment Advisory Agreement with the Fund. The Adviser is an investment adviser registered with the SEC. The Adviser does not currently provide investment advice to any other funds or clients, but may do so in the future. The Adviser is majority-owned by Brendan Ross. The Adviser’s responsibilities include investment and reinvestment of the assets of the Fund, furnishing an investment program with respect to the Fund, determining which investments should be bought and sold, and executing investment transactions.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee, paid monthly in advance, equal to 0.0833% (1.00% on an annualized basis) of the Fund’s gross asset value as of the first day of the month (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the gross assets of the Fund as of the first day of each month (including any assets in respect of Shares that are issued as of the first day of the month).

Subordinated Incentive Fee on Net Investment Income

Pursuant to the Investment Advisory Agreement, our Adviser is entitled to a subordinated incentive fee equal to 20% of our pre-incentive fee adjusted net investment income subject to a minimum monthly return to investors, expressed as a rate of return on our net assets at the beginning of the subject month, of 0.58333% (7.0% annualized) (the “Incentive Fee”). The Incentive Fee is an expense paid out of the Fund’s net assets. The Incentive Fee will be calculated and payable monthly in arrears based upon our “pre-incentive fee adjusted net investment income” for the immediately preceding month. Our “pre-incentive fee adjusted net investment income” consists of our net investment income without including the Incentive Fee, less any increase in our cumulative realized or unrealized losses during the month. Once our pre-incentive fee adjusted net investment income in any month exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee adjusted net investment income in excess of the hurdle rate, until our pre-incentive fee adjusted net investment income for such month equals 0.72917%, or 8.75% annually, of our net assets. This “catch-up” feature allows the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 20.0% of our pre-incentive fee adjusted net investment income.

Expense Reimbursement Agreement

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (other than taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) do not exceed 1.00% of the Fund’s net assets on an annual basis. The limitation is applied on a monthly basis to the extent the Fund’s expenses exceed 0.0833% per month (1.0% annual rate) of the NAV of the Fund as of the first day of the month. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

32

Portfolio Manager

The day-to-day portfolio management of the Fund is the responsibility of the Portfolio Managers of the Adviser (“Portfolio Manager”), Brendan Ross and Dr. Bryce Mason. The Portfolio Managers are subject to oversight by the Fund’s Board of Trustees.

Brendan Ross

Mr. Ross founded Direct Lending Investments, LLC, and serves as its chief executive officer. Prior to founding Direct Lending Investments, LLC, Mr. Ross was the owner of Ross Asset Advisors, Inc. from May 2008 to August 2012. From March 2009 to December 2010, Mr. Ross was chief executive officer of Razorgator, a leading online live event ticket marketplace. From July 2007 to May 2008, Mr. Ross was President and Chief Executive Officer of Fanfare Media Works, one of the largest targeted in-store media companies. From January 2005 to July 2007, Mr. Ross was President of ReserveAmerica which was subsequently sold to Active Network, North America’s largest outdoor recreation reservation company. From January 2002 to December 2004, Mr. Ross was Senior Director, Product Management, of Ticketmaster. Mr. Ross began his career at Mercer Management Consulting (now Oliver Wyman).

Mr. Ross graduated from Brown University in 1995 with a double major in Economics and Sociology. He received Magna and Phi Beta Kappa and was awarded Honors in Sociology.

Dr. Bryce Mason

As CIO, Dr. Mason sits on the Investment Committee, performs due diligence on new investments and designs portfolio analytics with respect to the Lending Platforms from whom the Fund acquires Notes.

Since July 2015, Dr. Mason has served as chief investment officer of the Adviser. From April 2014 to June 2015, Dr. Mason was Assistant Vice Chancellor at the University of California, Riverside. From September 2008 to April 2014, Dr. Mason was Director of Institutional Research at Loyola Marymount University. From 2006 to 2008, Dr. Mason was Director of Policy Analysis, University of California, Riverside. From 2001 to 2005, Dr. Mason was a doctoral fellow at RAND.

Dr. Mason graduated summa cum laude with a Bachelor of Science in Mathematics from University of California, Riverside in 2001, and earned a Doctorate of Policy Analysis from the RAND Graduate School in 2005.

The SAI provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares in the Fund.

OTHER SERVICE PROVIDERS

Administrator

The Administrator for the Fund is ______________________ (“Administrator”), which has its principal office at _____________________________. The Administrator performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee for services calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and reimburses certain of the Administrator’s expenses.

Custodian

Millennium Trust Company, LLC (“Custodian”), a limited liability company organized under the laws of the state of Illinois, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 2001 Spring Road, Suite 700, Oak Brook, IL 60523.

33

Transfer Agent

______________________________ serves as the Transfer Agent for the Fund. The Transfer Agent’s principal business address is ___________________________.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is EisnerAmper LLP. The firm will conduct an annual audit of the Fund’s financial statements. EisnerAmper LLP’s principal business address is One Market, Landmark, Suite 620, San Francisco, CA 94105. The firm also prepares the Fund’s tax returns.

Legal Counsel

Certain legal matters in connection with the Shares will be passed upon for the Fund by Davis Gillett Mottern & Sims, LLC, 1230 Peachtree Street, N.E., Suite 2445, Atlanta, Georgia 30309.

Smith Gambrell & Russell, LLP, 1230 Peachtree Street, N.E., Suite 3100, Atlanta, Georgia 30309, also acts as a legal counsel to the Fund with respect to tax matters.

FUND EXPENSES

The Fund bears all expenses incurred in its investment or business operations and its investment transactions other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. The only expenses which the Fund does not bear are the compensation and routine overhead expenses of personnel of the Adviser who provide investment management services. Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:

●	all expenses related to its investment program, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	all expenses relating to the Fund’s relationships with Lending Platforms, including legal and due diligence expenses, and travel expenses;

●	any non-investment-related interest expense;

●	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement;

●	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

●	fees paid and out-of-pocket expenses reimbursed to the Administrator;

●	recordkeeping, custody and transfer fees and expenses;

●	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

●	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

●	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

●	all costs and expenses related to the day-to-day administration of the Fund, whether incurred by the Fund or the Adviser, including, without limitation the actual cost of the persons performing the functions of chief financial officer and chief compliance officer and other personnel engaged to provide such Administrative Services (including, without limitation, direct compensation costs including salaries, bonuses, benefits and other direct costs associated therewith) and related overhead costs allocated by the Adviser to the Fund in a reasonable manner, without markup;

●	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

34

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Fund did not bear any of its organizational costs or initial offering costs prior to the Initial Closing Date (such costs were borne by the Predecessor Fund). However, the Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares following the Initial Closing Date. Organizational expenses must be expensed as incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

CALCULATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund will be computed based upon the value of the Fund’s Notes and other assets. NAV per Share will be determined monthly as of the last day of each month. The Fund calculates NAV per Share by subtracting liabilities (including accrued expenses and dividends) from total assets (the value of the Fund’s Notes plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Shares.

Portfolio investments for which market quotations are readily available will be valued at the last quoted sale price on the principal exchange on which such securities are traded. Securities not traded on any exchange and for which over-the-counter market quotations are readily available will be valued at the last quoted sale price, or in the absence of a sale, will be valued at the mean between the current bid and ask prices on such over-the counter-market. Certain debt securities may be valued at prices supplied by independent third party pricing sources based on broker or dealer quotations or model or matrix pricing that references the value of other securities with similar characteristics. Short-term debt securities having a remaining maturity of 60 days or less when purchased, and debt instruments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost, adjusted for amortization of premiums and accretion of discounts.

Substantially all of the Fund’s assets are expected to be invested in Notes, which are not traded on any exchange and for which current market quotations are not readily available. Notes will be valued at “fair value,” as determined in good faith under valuation policies and procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

Under most circumstances, at the time of acquisition, investments in Notes that have been fair valued are carried at cost (absent the existence of conditions warranting, in management’s view, a different initial value). During the period that an investment is held by the Fund, its original cost may cease to approximate fair value as the result of market and investment specific factors.

The fair value of Notes are calculated using a discounted cash flow (“DCF”) valuation methodology. A DCF methodology is a valuation technique that provides an estimation of the fair value of an asset based on expectations about the cash flows that a loan would generate over time. The DCF approach begins with an estimation of periodic cash flows expected to be generated over a discrete projection period (the remaining life of the loan here). The estimated cash flows for each of the periods (typically monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The liquidity event whereby the Fund ultimately exits an investment is generally the maturation of the Note.

The fair values determined for all Notes shall be subsequently reported to the Board of Trustees. The Board will regularly review the appropriateness and accuracy of the fair value methodologies used to make such determinations and make any necessary adjustments.

35

In general, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability) and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the amounts actually collected at maturity. In such circumstances, the Adviser and/or the Fund’s Board of Trustees will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Trust could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Trust determines its NAV.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Fund’s Board of Trustees or the Adviser should prove incorrect.

CONFLICTS OF INTEREST

Conflicts of interest between the operation of the Fund and other activities of the Adviser and its affiliates and principals are expected to occur from time to time. The Adviser, in its sole judgment and discretion, will try to mitigate such potential adversity by the exercise of its business judgment in an attempt to fulfill its obligations. However, the Adviser has not developed, and does not expect to develop, any formal process for resolving conflicts of interest. Such conflicts may include:

Competing Programs

The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund. As a result, there may be conflicts between the Fund and the Adviser, including members of its management team, regarding the allocation of resources to the management of the Fund’s assets.

As a registered closed end management investment company, the Fund’s investment activities are subject to various legal and regulatory restrictions. For example, the Fund is generally not permitted to co-invest with certain entities affiliated with the Adviser or in transactions originated by the Adviser or its affiliates unless it obtains an exemptive order from the SEC. Under existing regulatory guidance, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

Interests in Lending Platforms

The Adviser, its officers and other affiliates own equity interests in entities that serve as Lending Platforms for the Fund. The equity interests may have been acquired in private placements, privately negotiated transactions, or on the open market if the Lending Platform’s shares are publicly traded. As a registered closed end management investment company, the Fund is generally not permitted to purchase any securities from an entity that is an affiliated person or an affiliate of an affiliated person. To avoid a Lending Platform from being classified as an affiliate or an affiliate of an affiliate, we prohibit the Adviser, its officers or other affiliates from owning 5% or more of the equity securities of the Lending Platform, having any other relationship with the Lending Platform such as director, officer, employee or independent contractor, and from being a party to any agreement which might give the person control over the Lending Platform, such as a shareholder or voting agreement.

36

Compensation Arrangements

None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or their affiliates, is the result of arm’s-length negotiations. As a result, the form and amount of such agreements may be less favorable to the Fund than if these arrangements had been negotiated on an arm’s-length basis between unaffiliated parties. See “Management of the Fund.”

Expense Reimbursement Agreement

We have entered into an expense reimbursement agreement with the Adviser, under which the Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (other than taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) do not exceed 1.00% of the Fund’s net assets on an annual basis. The limitation is applied on a monthly basis to the extent the Fund’s expenses exceed 0.0833% per month (1.0% annual rate) of the NAV of the Fund as of the first day of the month. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Financial Intermediaries

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with, or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty or lender.

37

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

PURCHASES OF SHARES

Purchase Terms

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first day of each calendar month at the Fund’s then-current NAV value per Share. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds within five business days after the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

The Fund only issues Shares as of the first day of each month, even if the Shareholder tendered its funds prior to the first day of the month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until the Shares are actually issued.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $5,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $5,000.

38

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

No sales load is payable upon the purchase of Shares.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. Prospective investors should be aware of how the Fund’s and the Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a fully diversified program for any particular investor. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks — Closed-End Fund; Liquidity Risks.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Share Repurchase Program

Beginning at inception we intend to conduct quarterly tender offers for the Fund’s Shares of 15% to 25% of the outstanding Shares (the “Share Repurchase Program”). The Fund expects the tender offers will occur quarterly as of each March 31, June 30, September 30 and December 31. The Fund will repurchase Shares at the NAV per Share as of the repurchase date. Each repurchase offer will generally commence approximately 30 calendar days prior to the applicable repurchase date, by which time Shareholders must have tendered their Shares in order to participate in the tender offer. Payment for Shares tendered and accepted in a repurchase offer will typically occur within 20 business days after the repurchase date. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the 1934 Act and the 1940 Act. The offer to repurchase Shares will be conducted solely through tender offer materials mailed to each Shareholder and will not be made through this prospectus.

39

Each offer to repurchase Shares of our common stock will be subject to the discretion of our Board of Trustees. The Board of Trustees may reduce the percentage of Shares subject to a tender offer, or suspend the Share Repurchase Program if the Board of Trustees determines that such repurchases would not be in the best interests of our Shareholders, would impair the capital or operations of the Fund or would violate applicable law. The Board of Trustees also will consider the following factors, among others, in making its determination regarding whether to cause us to modify or suspend the Share Repurchase Program:

●	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of our assets (including fees and costs associated with disposing of assets);

●	our investment plans and working capital requirements;

●	the relative economies of scale with respect to our size;

●	our history in repurchasing Shares or portions thereof; and

●	the condition of the securities markets.

If you wish to tender your Shares to be repurchased, you must either tender at least 100 Shares or all of the Shares that you own if the number of Shares you own is less than 100 Shares. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $5,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro-rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our Board of Trustees will require that we repurchase Shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our Shareholders. Repurchases of your Shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our Shareholders.

When our Board of Trustees determines that we will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our Shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our Shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which Shares may be tendered) sent to our Shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which Shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit Shares to be tendered, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our Shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If Shares have not been accepted for payment by us within 40 days after commencement of the tender offer, a Shareholder may withdraw its tender.

We will not repurchase Shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the Share Repurchase Program at any time.

In addition, we intend to apply for exemptive relief to implement a periodic redemption program under which we would redeem up to 10% of our Shares in any calendar year at the current offering price on a monthly basis; however, there is no assurance that will be able to obtain such exemptive relief.

Transfers of Shares

Shares may be transferred only:

●	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

●	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

40

The Fund generally will not consent to a transfer of Shares by a Shareholder unless, after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

The discussion of tax considerations in this Prospectus is qualified by the discussion of tax considerations contained in the SAI.

Taxation of the Fund: In General

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. To qualify, the Fund must meet certain income, asset diversification and distribution requirements. As a RIC, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to Shareholders within applicable time limits. If the Fund failed to qualify as a RIC, it would pay a federal income tax at the Fund level, which would reduce the income available for distribution to you and other Shareholders.

If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to Shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the year ending December 31 as its tax year for income tax purposes.

41

Distributions by Fund

For federal income tax purposes, distributions of net investment income are generally taxable to Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your Shares. Distributions of net capital gains (that is, the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are generally taxable to you as long-term capital gains. Distribution of short-term capital gains are taxable as ordinary income. The Fund does not expect any of its distributions to be treated as qualified dividend income, which is taxed at reduced rates for non-corporate Shareholders. The Fund expects that some portion of its capital losses will qualify for ordinary loss treatment as a bad debt deduction, in which event the ordinary losses will reduce the amount of net investment income that is reported to Shareholders.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your Shares). In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional Shares or in cash.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Depending on the composition of its investments, the Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount or character of the Fund’s distributions.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

Sale or Exchange of Shares

The repurchase (or other sale or exchange) of Shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the Shareholder with respect to the Shares.

A repurchase by the Fund of its Shares from a Shareholder (see “Share Repurchase Program” above) generally is expected to be treated as a sale of the Shares by the Shareholder. If, however, the Shareholder continues to own Shares of the Fund after the repurchase (including Shares owned by attribution), and if the repurchase does not otherwise qualify as a redemption under the Code, some or all of the amounts received by such Shareholder in the repurchase may be recharacterized as a distribution either of net investment income or capital gains. There is also a risk that Shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Although the Fund will use its best judgment in reporting repurchases as sales or deemed distributions, the Internal Revenue Service may disagree with the Fund’s reporting.

Medicare Tax

Fund distributions and gains on the sale of Shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to individuals with income exceeding specified thresholds and to certain estates and trusts.

Tax Withholding and Reporting

After the end of each calendar year, we will send you a statement showing the tax status of your distributions for the year.

If you are a non-U.S. person, your distributions from the Fund, including deemed distributions that may result from a Share repurchase, as described above, will generally be subject to withholding of U.S. federal income tax at the rate of 30%, or any lower rate provided by an applicable tax treaty. The 30% withholding tax generally will not apply to distributions of net capital gains or to the proceeds of Share sales or repurchases that are not recharacterized as dividends.

42

The fund may be required in certain circumstances to apply backup withholding to dividends, distributions and redemption proceeds payable to non-corporate Shareholders who fail to provide the fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described in the preceding paragraph.

FATCA

Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), withholding will be imposed on all ordinary Fund dividends paid on or after July 1, 2014 and on capital gain distributions, redemptions and proceeds from sales of Shares paid on or after January 1, 2017 payable to certain Shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information with respect to its U.S. account holders (which, in the case of an entity Shareholder, will include its direct and indirect U.S. owners), and an NFFE generally must identify itself and, in certain circumstances, provide information regarding its substantial U.S. owners, if any. A non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Shareholders the cost basis information and holding period for Shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit Shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, Shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a Shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of Shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

43

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to __________ Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $10 per Share and thereafter in a continuous offering at the Fund’s then-current NAV per Share. There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares’ offering in an escrow, trust or similar arrangement other than the account maintained by the Transfer Agent as set forth below.

Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account maintained by _________________________, as the Fund’s transfer agent (the “Transfer Agent”). See “Purchases of Shares — Purchase Terms.”

Underwriting Agreement

The Distributor (also known as the principal underwriter) of the Shares is located at ___________________________. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Fund, the Advisor or any other service provider for the Fund other than the Administrator.

Under an underwriting agreement with the Fund dated _______________, _____ (the “Underwriting Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor may enter into agreements with intermediaries for distribution of Shares. The Distributor’s fees are borne by the Fund.

The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933. Such indemnification does not include indemnification against liability resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof. The Underwriting Agreement has an initial term of up to two years and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Fund on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s Shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Minimum Purchase Amounts

Generally, the minimum required initial purchase by each investor is $25,000. Additional investments in the Fund must be made in a minimum amount of $5,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates).

44

Compensation to Broker-Dealers

The Adviser or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to broker-dealers in connection with the sale and distribution of Shares and the retention or servicing of Shareholder accounts. In return for such compensation, the Fund may receive access to a broker-dealer’s registered representatives and sales personnel or placement on the sales platform or list of investment options offered by such broker or dealer. Such compensation may vary among different broker-dealers and may comprise a fixed dollar amount, or be based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker-dealer, or be determined in some other manner. The receipt of such additional compensation by a selling broker-dealer may create potential conflicts of interest between an investor and the broker-dealer who is recommending the Fund to the investor over other potential investments.

DISTRIBUTION POLICY

Subject to the discretion of our Board of Trustees and applicable legal restrictions, we expect to declare and pay on an annual basis all or substantially all of our net taxable investment income. Our Board of Trustees will set a monthly fixed dividend designed to distribute all of its projected net taxable investment income for the year, and a special dividend at the end of the year to the extent net taxable investment income exceeds the amount distributed during the year. The fixed dividend rate is subject to change by the Board at any time.

Dividends are declared monthly, and payable to Shareholders of record as of the close of business on the last day of the month. Payment of the dividend will be approximately 25 days after the record date.

It is generally anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all dividends automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value as of the record date for the dividend (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Share represents a proportional interest in the assets of the Fund. Each Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

45

There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

Under each of the Fund’s and the Fund’s Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which a Fund Covered Person shall not have acted in good faith in the reasonable belief that such action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Fund Covered Person shall have had reasonable cause to believe that the conduct was unlawful, and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Fund Covered Person would otherwise be subject by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services

Direct Lending Income Fund

c/o Direct Lending Income Fund Advisors, LLC

355 S. Grand Ave., Suite 2450

Los Angeles, CA 90071

Telephone: (213) 286-9026

46

APPENDIX A— PRIOR PERFORMANCE OF PREDECESSOR FUND

Predecessor Fund

Direct Lending Income Fund, L.P. (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Fund as of the date the Fund commences operations (i.e., on or about January 1, 2016). Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Fund are substantially similar to those of the Predecessor Fund. However, the Predecessor Fund is not registered as an investment company under the 1940 Act. In addition, the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, might have adversely affected its performance.

Set forth below is the performance of the Predecessor Fund’s Limited Partnership Interests (the “Fund Interests”) for the periods specified below, determined as of October 31, 2015. The Fund Interests bore lower expenses than the Fund’s estimated total fund operating expenses. The performance shown below has been restated to reflect the Fund’s estimated total fund operating expenses. The Predecessor Fund commenced operations on November 1, 2012.

Returns for the Predecessor Fund and representative benchmarks over the same time periods:

	1 Year	Inception to Date*
Direct Lending Income Fund, L.P.	11.86%	42.78%
Barclays U.S. Corporate High Yield Index	(1.94)%	12.97%
S&P 500 Total Return Index	5.20%	56.90%

*	From the inception of Direct Lending Income Fund, L.P., November 1, 2012.

Direct Lending Income Fund, L.P.

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2015	0.9%	0.9%	1.0%	1.0%	0.9%	0.9%	0.9%	0.9%	0.9%	0.9%			9.7%
2014	1.0%	0.9%	0.9%	1.0%	0.9%	0.9%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	12.2%
2013	1.2%	1.0%	1.3%	1.1%	1.1%	1.1%	1.1%	1.1%	1.0%	1.0%	0.9%	0.9%	13.4%
2012											1.1%	1.1%	2.2%

47

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER __, 2015

DIRECT LENDING INCOME FUND

December __, 2015

STATEMENT OF ADDITIONAL INFORMATION

355 S Grand Ave, Suite 2450

Los Angeles, CA 90071

(213) 286-9026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Direct Lending Income Fund (the “Fund”) dated [__], 2015. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

1

INVESTMENT OBJECTIVE, STRATEGIES AND TECHNIQUES

The Fund is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on August 10, 2015 and expects to commence operations on or about January 1, 2016. The Fund is managed by Direct Lending Income Fund Advisors, LLC (the “Adviser”). The investment objective and principal investment strategy of the Fund, as well as the principal risks associated with the investment strategy of the Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

Overview

We are a specialty investment company focused on generating a high level of current income through investments in loans to small and medium sized businesses and non-bank lenders. We seek to fill the current financing gap created by the long-term decline in lending by banks to small and medium sized businesses.

We seek to achieve our investment objective by investing in short-term loans, lines of credit, receivables and other debt obligations (“Notes”) of small and medium sized companies, and by loans to non-bank lenders. We seek to achieve this objective in two ways. First, we invest directly in Notes that we purchase from multiple loan originators, and second, we finance non-bank lenders (collectively, “Lending Platforms”). We may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

We offer our stockholders the following:

●	Potential for elevated investment returns resulting from the high yielding obligations of small and lower middle market companies and consumers;

●	Lower exposure to interest rate risk provided by investments with short-term maturities;

●	Diversified exposure to small and medium sized companies in diverse industries and geographic areas;

●	Diversified exposure to borrowers across geographic areas, professions and credit scores;

●	Diversified underwriting exposure due to the acquisition of investments through multiple underwriting platforms.

We anticipate declaring and paying distributions on an annual basis of all or substantially all of our net investment income and net realized capital gains. During the year, the Board intends to set a fixed dividend rate to be paid monthly that will approximate the Fund’s estimated net investment income for the year, and a special dividend at the end of the year to the extent net taxable investment income exceeds the amount distributed during the year. The fixed dividend rate is subject to change by the Board at any time.

From time to time the Fund may hold high cash balances in bank accounts and/or money market instruments.

Market Opportunity

A significant part of our investment portfolio consists of loans to small to lower middle market companies. Based on information released by the U.S. Small Business Administration (which was derived from Census data), as of 2010 there were over 27.9 million small businesses, which the SBA defined as a business with less than 500 employees. Small businesses accounted for 64 percent of the net new jobs created between 1993 and 2011 (or 11.8 million out of the 18.5 million net new jobs). Since the latest recession, from mid-2009 to 2011, small firms, led by the larger ones in the category (20-499 employees), accounted for 67 percent of the net new jobs.

We believe many small to lower middle market companies are unable to obtain sufficient financing from traditional financing sources due to the long-term trend of banks to reduce their lending to small businesses. For example, a 2013 report issued by the Federal Reserve Bank of Cleveland found that in the fourth quarter of 2012, the value of commercial and industrial loans of less than $1 million—a common proxy for small business loans—was 78.4 percent of its second-quarter 2007 level, when measured in inflation-adjusted terms. The Federal Reserve Bank of Cleveland also found that the number of these loans of less than $1 million dropped by 344,000 over the 2007 to 2012 period (many such loans arguably go to small businesses), despite an increase of nearly 100,000 small businesses over the period.

2

Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing small to lower middle market companies. Consequently, we believe that the market for small to lower middle market companies is currently underserved and less competitive.

Portfolio Composition

Under normal market conditions, the Fund’s investment policies will include investments in any combination of the following Notes:

Secured Loans. The Fund may purchase Secured Loans that have a claim on some or all assets of the borrower which is usually senior to that held by subordinated debt holders and shareholders of the borrower. With regard to Secured Loans, the estimated value of the collateral for the Secured Loan is a material part of the underwriting criteria used to evaluate the Secured Loan, and is considered a material source of repayment in the event the Secured Loan is not paid according to its terms by the borrower. The Fund, as an owner of Secured Loans, assumes the credit risk of the borrower directly. Secured Loans may have a fixed rate of interest, or a floating rate that is determined by another publicly available reference rate. Secured Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Secured Loans involve investment risk and certain borrowers will default on their loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Fund’s NAV. Secured Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Secured Loans. As a result, most Secured Loans are illiquid and the Fund expects to wait for these loans to self-liquidate via their normal amortization.

Loans. The Fund may purchase Loans that are not Secured Loans. Such Loans may be secured by assets of the borrower, or may be unsecured obligations of the borrower. Even where the Loan is secured by assets of the borrower, the collateral is not a material part of the underwriting of the Loan and is not considered a material source of repayment in the event of a default by the Borrower. The Fund, as an owner of the Loan, assumes the credit risk of the borrower directly. Loans may have a fixed rate of interest, or a floating rate that is determined by another publicly available reference rate. Loans may have certain protective contractual provisions that limit the activities of the borrower in order to protect lenders such as maintenance of minimum financial ratios, mandatory prepayments out of excess cash flows or restrictive covenants that limit dividend payments or borrower indebtedness. Loans involve investment risk and certain borrowers will default on their loan payments. The risk of default may increase in the event of an economic downturn or a substantial increase in interest rates, all of which may have a negative effect on the Fund’s NAV. Loans do not trade on any national securities exchange or automated quotation system and no active trading market exists for many Loans. As a result, most Loans are illiquid and the Fund expects to wait for these loans to self-liquidate via their normal amortization.

Receivables. The Fund may invest in receivables purchased from businesses. Receivables represent amounts due to the business for goods or services supplied to a customer of the business. Receivables are typically unsecured obligations of the obligor, and payment of the receivable is dependent on the solvency of the obligor. Our return from the purchase of receivables is determined by the discount that we receive for the receivable purchased and the length of time it takes to receive payment of the receivable. We typically obtain contractual indemnities from the seller of the receivable that the receivable is not subject to any defenses based on the lack of performance of the seller.

Future Receivables. The Fund may invest in future receivables to be generated by a business. Future receivables represent receivables that the business expects to generate in the future from goods or services supplied to a customer of the business, and do not represent a specific interest in any particular receivable generated by the seller. Our return from the purchase of future receivables is determined by the discount that we receive for the future receivable purchased and the length of time it takes to receive payment of the future receivable. In those cases, we can receive payment either via direct debit from the borrowers bank account or as a defined percentage of credit card sales directly from the business’s merchant credit card processor, and our risk of loss is primarily dependent on the ability of the subject business to remain in business, rather than from the failure of any of its customers to pay.

3

Payment Dependent Notes. The Fund may invest in payment dependent notes issued by a Lending Platform. A Payment Dependent Note is a nonrecourse note issued by a Lending Platform for which payment is dependent on an underlying asset owned by the Lending Platform. The underlying asset may be any instrument which the Fund may invest in directly, including Secured Loans, Loans, Receivables or Future Receivables.

Asset-Backed Securities. The Fund may invest in debt obligations issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding assets which the Fund would otherwise invest in directly (e.g., Receivables or Secured Loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Lending Platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred. An SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

Participations. The Fund’s investment in a Receivable, Secured Loan or Unsecured Loan may take the form of a participation interest in the investment, in which case the Fund will usually have a contractual relationship only with the Lending Platform selling the participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lending Platform selling the participation and only upon receipt by the Lending Platform of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the Lending Platform selling the Participation. In the event of insolvency of the Lending Platform selling a participation, the Fund may be treated as a general creditor of the Lending Platform. In the case of a participation, the Fund generally will not have the right to enforce compliance by the borrower with the underlying loan agreement and, depending on the terms of the participation, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. Participations currently represent less than 5% of the Fund’s investments.

Joint Venture Interests. The Fund may invest in Joint Ventures established with other investment funds or investors which primarily hold interests in assets which the Fund would otherwise invest in directly (e.g., Receivables or Secured Loans). The Joint Venture may invest, for example, in a pool of loans originated by a particular Lending Platform. The Joint Venture may enter into a service agreement with the related Lending Platform to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred. The Joint Ventures are typically negotiated on an individual basis with the Joint Venture participants.

Other Securities. The Fund reserves the right to invest in other types of investments, including investment grade debt securities, publicly traded common or preferred stock, private placements, swaps and credit default swaps, structured notes and credit-linked notes, options, futures, foreign currency and depositary receipts, among others.

It is not expected that any of the Fund’s investments will trade on any exchange or in any dealer market and therefore any liquidity will generally only be available upon the maturity of a particular investment. However, by investing in Notes with maturities of generally not more than three years, and often with more frequent interest payments (e.g., daily, weekly and monthly) as compared to many other available investments, the Adviser believes that the Fund may be able to enhance the overall liquidity of the Fund’s portfolio.

4

It is not expected that any of the Fund’s investments will be rated by a rating agency or registered with the SEC or any state securities commission. There will generally not be any public information available with respect to the investments. In the event any investments are rated, they are likely to be rated below investment grade (commonly referred to as “junk bonds” or high yield/high risk securities). In the event they are not rated, they are likely to be of a credit quality equivalent to below investment grade.

Investments that are rated below investment grade, or that are unrated but of an equivalent credit quality, involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Lower-rated securities are defined as securities rated below the fourth highest rating category used by a nationally recognized rating agency. Lower-rated securities are more likely to react to developments affecting market and credit risk than more highly rated securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. When economic conditions appear to be deteriorating, lower quality securities may decline in value more than highly rated securities due to heightened concern over credit quality, regardless of prevailing interest rates.

Portfolio Construction

The Fund largely relies upon Lending Platforms to source, originate and service Notes in which the Fund invests, whether the investment consists of direct ownership of the Note or an indirect investment in Notes through asset backed securities issued by an SPV. The Adviser allocates the Fund’s capital among such Lending Platforms that, in its view, offer attractive investment opportunities with acceptable levels of risk. In determining the relative allocations of capital among the Lending Platforms, the Adviser considers the risk and return characteristics of each Lending Platform, including its historical rate of return relative to benchmarks and peers, the loan loss rate and the recovery rate of defaulted Loans, the historical volatility of returns, the geographic and industry diversification as compared to other Lending Platforms, and other factors. In addition, the Adviser considers how each prospective Lending Platform’s performance is expected to correlate, or relate to, that of the other Lending Platforms with which the Fund has relationships. The Adviser will use a variety of statistical tools in conducting this analysis, but since these tools rely heavily on past investment results, there can be no assurance that the conclusions reached based on these tools will prove correct. The Adviser’s judgment will be the final determinant of which Lending Platforms are selected and utilized, and in what proportion the Fund’s capital is allocated to each. It is expected that allocations will vary significantly over time as returns for different Lending Platforms will vary.

The identity and number of Lending Platforms can and will change materially over time. The Fund may withdraw from or invest with different Lending Platforms without prior notice or the consent of the investors. The determination of whether to reduce exposure to a Lending Platform will be made by the Adviser from time to time according to a variety of factors including, but not limited to, the performance of the Lending Platform relative to benchmarks, peers or expectations, the adherence of the Lending Platform to its stated lending guidelines, the responsiveness of the Lending Platform to the inquiries and requests for information by the Adviser, unexpected changes in the size and composition of the Lending Platform’s organization, changes in the Adviser’s perception of the Lending Platform’s character and ethics, the emergence of superior investment opportunities in the opinion of the Adviser, and other considerations.

Risk Management and Monitoring

The Adviser seeks to monitor the risks of individual Lending Platforms and of the Fund’s portfolio in the aggregate. The primary goal of this process with respect to individual Lending Platforms is to ensure that any Notes purchased through the Lending Platform are performing as expected, and that the Lending Platforms are adhering to their stated lending guidelines. In so doing the Adviser hopes to gain early insight into factors that might call for an increase or decrease in the allocation among such Lending Platforms. In this process, the Adviser employs various software tools and analytical procedures, as well as periodic telephone conversations and meetings with the Lending Platforms. In addition, the Adviser may acquire information that is useful in this process through reading industry and financial periodicals, attending conferences, and speaking with and meeting other individuals involved in the alternative investment field. With respect to the monitoring of the portfolio as a whole, the Adviser seeks to monitor, to the best of its ability, the Fund’s aggregate exposure to various alternative investment strategies and to various systematic risks. There can be no assurance, despite the best efforts of the Adviser, that these risks can be precisely or accurately gauged, since the underlying Lending Platforms may have differing methods of estimating and communicating this exposure information to the Adviser.

5

The Adviser reviews and monitors the operation and performance of each Lending Platform as frequently as it believes is appropriate in light of the strategy followed and prevailing market conditions. The Adviser solicits such information from each Lending Platform and from other sources that the Adviser deems necessary to properly assess the performance, and accordingly the relative success or failure of a Lending Platform.

Use of Leverage

The Fund does not currently use leverage, but is currently exploring opportunities for leverage at attractive rates. The Fund expects to employ leverage in the future. Leverage will not exceed 33-1/3% of total Fund assets. The leverage will be used to increase the Fund’s investments and other purposes, such as for satisfying repurchase requests or to otherwise provide the Fund with liquidity. The use of leverage will tend to increase rates of return to investors, but also presents a number of risks, including the risk of loss, the risk that the Fund may be required to suspend redemptions, and increased volatility of returns. The cost associated with any issuance and use of leverage will be borne by Shareholders.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 66-2⁄3 % or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund may not:

(1)	borrow money, except to the extent permitted by the 1940 Act.

(2)	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act.

(3)	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its Notes.

(4)	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currencies, call and put options on non-U.S. currencies, and foreign currency futures and forward contracts, including those related to foreign currency indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(5)	purchase, hold or deal in real estate, except that it may invest in assets that are secured by real estate or that are issued by companies that invest or deal in real estate.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The 1940 Act currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

Beginning at inception we intend to conduct quarterly tender offers for the Fund’s Shares of 15% to 25% of the outstanding Shares (the “Share Repurchase Program”). The Fund expects the tender offers will occur quarterly as of each March 31, June 30, September 30 and December 31. The Fund will repurchase Shares at the NAV per Share as of the repurchase date. Each repurchase offer will generally commence approximately 30 calendar days prior to the applicable repurchase date, by which time Shareholders must have tendered their Shares in order to participate in the tender offer. Payment for Shares tendered and accepted in a repurchase offer will typically occur within 20 business days after the repurchase date. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the 1934 Act and the 1940 Act. The offer to repurchase Shares will be conducted solely through tender offer materials mailed to each Shareholder and will not be made through this prospectus.

6

Each offer to repurchase Shares of our common stock will be subject to the discretion of our Board of Trustees, The Board of Trustees may reduce the percentage of Shares subject to a tender offer, or suspend the Share Repurchase Program if the Board of Trustees determines that such repurchases would not be in the best interests of our Shareholders, would impair the capital or operations of the Company or would violate applicable law. The Board of Trustees also will consider the following factors, among others, in making its determination regarding whether to cause us to modify or suspend the Share Repurchase Program:

●	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of our assets (including fees and costs associated with disposing of assets);

●	our investment plans and working capital requirements;

●	the relative economies of scale with respect to our size;

●	our history in repurchasing Shares or portions thereof; and

●	the condition of the securities markets.

If you wish to tender your Shares to be repurchased, you must either tender at least 100 Shares or all of the Shares that you own if the number of Shares you own is less than 100 Shares. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $5,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro-rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our Board of Trustees will require that we repurchase Shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our Shareholders. Repurchases of your Shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our Shareholders.

When our Board of Trustees determines that we will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our Shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our Shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which Shares may be tendered) sent to our Shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which Shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit Shares to be tendered, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our Shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If Shares have not been accepted for payment by us within 40 days after commencement of the tender offer, a Shareholder may withdraw its tender.

We will not repurchase Shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.

7

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the Share Repurchase Program at any time.

In addition, we intend to apply for exemptive relief to implement a periodic redemption program under which we would redeem up to 10% of our Shares in any calendar year at the current offering price on a monthly basis; however, there is no assurance that will be able to obtain such exemptive relief.

Transfers of Shares

Shares may be transferred only:

●	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

●	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless, after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $10,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

MANAGEMENT OF THE FUND

The Trustees supervise the affairs of the Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers

The Board of Trustees consists of three Trustees, two of whom are “non-interested” or “Independent Trustees” with no affiliation or business connection with the Adviser or any of its affiliated persons and who do not own any stock or other securities issued by the Adviser. The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

Board Structure and Oversight Function

Under the Fund’s bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of Shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Brendan Ross serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with the Adviser. The Board believes that it is in the best interests of Shareholders for Brendan Ross to serve as Chairman of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; instead, the Board has determined that any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee can be addressed if only Independent Trustees serve on the Audit Committee and the Nominating Committee. The Independent Trustees also play an active role directly on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. Based on these factors, the Board believes that the Interested Trustee and each of the Independent Trustees are equally involved in the Board and its oversight of the Fund. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund’s chief compliance officer, as often as necessary to exercise their oversight responsibilities.

8

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and the Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. It has established two standing committees: (1) Audit Committee, and (2) Nominating Committee. The Audit Committee and the Nominating Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described in more detail under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others, which the Board of Trustees is charged with overseeing as part of its broader oversight of the Fund’s affairs. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks of the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s treasurer and portfolio management personnel, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. The Board’s committee structure allows separate committees to focus on different aspects of risk and potential impact on the Fund and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items germane to the Board’s oversight risk function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Trustees

The Fund seeks as Trustees individuals of distinction with experience in business and finance, academia or with other relevant experience. In determining whether a particular person is qualified to serve as a Trustee and whether a Trustee continues to qualify to serve, the Board considers a variety of criteria, none of which, in isolation, may be controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s Nominating Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, and other directorships, if any, held by the Trustees, are shown below.

INDEPENDENT TRUSTEES
Name, Age, and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Other Trusteeships/Directorships Held by Independent Trustee (2)
Jeff Klausner	Trustee	Since 2015

Chief Accounting Officer, Capital Brands, LLC, since April 2015; Chief Financial Officer, Mandalay Digital Group, Inc., from 2013 to 2014; Managing Director, Sherwood Partners, LLC, from 2010 to 2013; Chief Financial Officer, RazorGator, from January 2010 to December 2010; Chief Financial Officer, InfoSonics, from June 2003 to January 2010.

None.

Jeanne Markland	Trustee	Since 2015	Chief of IT Strategy & Implementation, UCLA HealthSystem, from October 2010 to the present; Senior Associate, Point B, Inc., from February 2008 to October 2010; Various positions ending with Manager, Deloitte Consulting, August 1998 to January 2008.	None

(1)	Each Trustee serves for an indefinite term until his or her successor is elected.

(2)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, his age, address, term of office and length of time served, his principal business occupations during the past five years, and the other directorships, if any, held by the Interested Trustee, are shown below.

INTERESTED TRUSTEE
Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Other Trusteeships/Directorships Held by Interested Trustee (2)
Brendan Ross	President, Chief Executive Officer and Trustee	Since 2015	Founder and Chief Executive Officer of Direct Lending Investments, LLC since September 2012; Principal of Ross Asset Advisors, Inc. from May 2008 to August 2012; Chief Executive Officer, Razorgator, March 2009 to December 2010.	None.

(1)	Each Trustee serves an indefinite term, until his or her successor is elected.

(2)	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

9

Executive Officers

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served (1)	Principal Occupation(s) During Past 5 Years

Lawrence Brogan	Chief Financial Officer	Since 2015	Chief Financial Officer of Direct Lending Investments, LLC since December 2015; Head of Financial Planning and Analysis, World Vision, International, December 2014 to November 2015; Vice President of Financial Planning and Analysis, Dun and Bradstreet Credibility Corporation, 2011 to January 2014; Various positions, Autobytel, Inc., 2006 to 2011

Maria Larsen	Controller	Since 2015	Chief Financial Officer, Direct Lending Investments, LLC, Controller since November 2015, and Chief Financial Officer from January 2014 to October 2015; Chief Financial Officer, Nektar Technology, Inc., from October 2009 to April 2013.

Natasha Gloger	Corporate Secretary	Since 2015	Account Manager, Client and Legal Affairs, Direct Lending Investments, LLC, since May 2015; Client Service Associate, First Quadrant, April 2007 to May 2015.

Emily Silva	Chief Compliance Officer	Since 2015	Director, Cipperman Compliance Services, from February 2014 to present; Various positions, including Advertising Compliance Manager, The Vanguard Group, 1999 to January 2014.

Bryce Mason	Chief Investment Officer	Since 2015	Chief Investment Officer, Direct Lending Investments, LLC, since July 2015; Assistant Vice Chancellor, U. of California – Riverside, April 2014 to June 2015; Director of Institutional Research, Loyola Marymount University, September 2008 to April 2014.

(1)	Each Officer serves an indefinite term until his or her successor is elected.

The Fund is not expected to commence operations until January 1, 2016. Accordingly, for the calendar year ended December 31, 2015, no Trustee owned any Shares of equity securities in the Fund.

No Independent Trustee, including his or her immediate family members, holds any legal or beneficial interest in an investment adviser or principal underwriter of the Fund (including the Adviser), or in an entity (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund (including the Adviser).

As of December 1, 2015, one shareholder owned 100% of the outstanding Shares of the Fund. It is expected that immediately after the commencement of operations the Trustees and Officers of the Fund, as a group, will own less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has two committees: (1) Audit Committee and (2) Nominating Committee. Jeff Klausner and Jeanne Markland, as the Independent Trustees serve as members of the Audit Committee and the Nominating Committee. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). The Chairperson of the Audit Committee of the Fund is Jeff Klausner. The Chairperson of the Nominating Committee is Jeanne Markland.

10

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities and transfer agent costs; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Trustees has a separately-designated standing Audit Committee. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The Board of Trustees of the Fund also has a Nominating Committee. The Nominating Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

Experience, Qualifications and Attributes

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Fund:

Jeff Klausner, an independent trustee, has significant experience with respect to financial reporting and accounting, based upon his service since 1996 as the chief financial or accounting officer, or in other senior finance positions, at a number of companies across a variety of industries.

Jeanne Markland, an independent trustee, has substantial experience since 1998 in high level positions in technology development, management and integration, which the Fund believes will be valuable in regard to the Fund’s management of investments originated and serviced by non-traditional, internet based platforms.

Brendan Ross, an interested trustee, is the founder and chief executive officer of the Adviser, and is responsible for overseeing all business activities of the firm. Prior to forming the adviser, Mr. Ross had significant experience as chief executive officer and president leading a variety of consumer and technology based companies.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

11

Shareholder Communications

Shareholders may send communications directly to the Fund’s Board of Trustees. Such communications should be addressed directly to the Board (or an individual Trustee) at the Fund’s address or to a Trustee’s address listed above. The communication should also clearly indicate in the salutation that the communication is to the Board (or individual Trustee. Other communications from Shareholders that are not directly addressed or sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Trustees and Officers

The Fund intends to pay annual compensation to its Trustees as set forth in the following table. The Fund does not intend to pay compensation to its officers in respect of their roles as officers.

Name of Person and Position with the Fund	Aggregate Compensation from the Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
Brendan Ross, Interested Trustee and Chairman of the Board	0	0
Jeff Klausner, Interested Trustee	$40,000	$40,000
Jeanne Markland, Independent Trustee	$40,000	$40,000

The Fund also reimburses such Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Interested Trustees receive no compensation or expense reimbursement from the Fund for their services as Trustee.

The Fund is not expected to commence operations until ____________, 2016. Accordingly, for the calendar year ended December 31, 2015, no Trustee was paid any compensation by the Fund.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser (the “Code”). The Code is intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code applies to the personal investing activities of Trustees and officers of the Fund, and the Adviser (“Access Persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Code are complied with). Under the Code, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

Investment Advisory Agreement

The Adviser is a limited liability company formed under the laws of the California and is a registered investment adviser with the Securities and Exchange Commission (“SEC”). The Adviser was formed in September 2015, manages only the Fund. The Adviser is not registered with the CFTC as a CPO and CTA. The offices of the Adviser are located at 355 S Grand Ave, Suite 2450, Los Angeles, CA 90071.

Pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”), the Adviser receives compensation for providing investment advisory services in the amounts described below.

12

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee, paid monthly in advance, equal to 0.0833% (1.00% on an annualized basis) of the Fund’s gross asset value as of the first day of the month (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the gross assets of the Fund as of the start of business on the first day of each month (including any assets in respect of Shares that are issued as of the first day of the month).

Subordinated Incentive Fee on Net Investment Income

Pursuant to the Investment Advisory Agreement, our Adviser is entitled to a subordinated incentive fee equal to 20% of our pre-incentive fee adjusted net investment income subject to a minimum monthly return to investors, expressed as a rate of return on our net assets at the beginning of the subject month, of 0.58333% (7.0% annualized) (the “Incentive Fee”). The Incentive Fee is an expense paid out of the Fund’s net assets. The Incentive Fee will be calculated and payable monthly in arrears based upon our “pre-incentive fee adjusted net investment income” for the immediately preceding month. Our “pre-incentive fee adjusted net investment income” consists of our net investment income without including the Incentive Fee, less any increase in our cumulative realized or unrealized losses during the month. Once our pre-incentive fee adjusted net investment income in any month exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of our pre-incentive fee adjusted net investment income in excess of the hurdle rate, until our pre-incentive fee adjusted net investment income for such month equals 0.72917%, or 8.75% annually, of our net assets. This “catch-up” feature allows the Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Adviser will be entitled to receive 20.0% of our pre-incentive fee adjusted net investment income.

Approval of the Advisory Agreement

The Advisory Agreement was approved by the Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on _________________, 2016 and was also approved by the then sole Shareholder of the Fund. The Advisory Agreement of the Fund has an initial term of two years from the commencement of fund operations. Thereafter, the Advisory Agreement will continue in effect from year to year subject to annual approval by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of such approval. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Fund’s Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Distributor

__________________ (the “Distributor”) serves as the Fund’s distributor pursuant to an underwriting agreement. The principal office of the Distributor is located at __________________. Under the underwriting agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor may enter into agreements with intermediaries for distribution of Shares. The Distributor’s fees are borne by the Fund.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or to the extent that certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

13

The following tables show information regarding accounts (other than the Fund) managed by the portfolio manager:

Number of Accounts Managed and Total Assets by Account Type*

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed		Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Brendan Ross	1	$	[******]	0	$0	0	$0

*	Unless otherwise noted, this information is as of December 31, 2014.

Securities Ownership of Portfolio Managers

As of December 1, 2015, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Brendan Ross	$50,001 – $100,000

Portfolio Manager Compensation Structure

Brendan Ross is the majority owner of the Adviser. He receives a base salary plus an allocation of profits of the Adviser based upon his ownership percentage in the Adviser. Bryce Mason does not have any ownership interest in the Adviser. He receives a base salary and is entitled to bonuses at the discretion of the Adviser.

Fund Expenses

The Fund bears all expenses incurred in its investment or business operations and its investment transactions other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. The only expenses which the Fund does not bear are the compensation and routine overhead expenses of personnel of the Adviser who provide investment management services. Expenses borne by the Fund (and thus indirectly by its investors) include, but are not limited to, the following:

●	all expenses related to its investment program, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

●	all expenses relating to the Fund’s relationships with Lending Platforms, including legal and due diligence expenses, and travel expenses;

●	any non-investment-related interest expense;

●	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement;

●	fees and disbursements of any accountants engaged by the Fund, expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

●	fees paid and out-of-pocket expenses reimbursed to the Administrator;

●	recordkeeping, custody and transfer fees and expenses;

14

●	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

●	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

●	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

●	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; and

●	all costs and expenses related to the day-to-day administration of the Fund, whether incurred by the Fund or the Adviser, including, without limitation the actual cost of the persons performing the functions of chief financial officer and chief compliance officer and other personnel engaged to provide such Administrative Services (including, without limitation, direct compensation costs including salaries, bonuses, benefits and other direct costs associated therewith) and related overhead costs allocated by the Adviser to the Fund in a reasonable manner, without markup;

●	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Fund has not borne any of its organizational costs or initial offering costs prior to the initial closing date (such costs were borne by the Predecessor Fund). To the extent the Fund incurs any offering costs prior to the initial closing date, such expenses will be capitalized and amortized over the 12 month period beginning on the initial closing date. The Fund also will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. Organizational expenses must be expensed as incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings and indemnification expenses.

Proxy Voting and Proxy Voting Record Policies and Procedures

While it is unlikely that the Fund will hold voting securities on a regular basis pursuant to its stated investment policies, from time to time this may occur. In such event, the Board believes that it is an important element in the overall investment process to vote proxies of such securities. Therefore the Board has delegated this responsibility to the Adviser. Please see Annex A for the Adviser’s Proxy Voting Policies and Procedures (“Proxy Policy”).

Further Information

A copy of the Fund’s proxy voting record is available by calling the Adviser at (213) 286-9026 and on the SEC’s web site at www.sec.gov.

CONFLICTS OF INTEREST

Conflicts of interest between the management of the Fund’s assets and other activities of the Adviser and its affiliates and principals are expected to occur from time to time. The Adviser, in its sole judgment and discretion, will try to mitigate any such conflict by the exercise of its business judgment in an attempt to fulfill its obligations. However, the Adviser has not developed, and does not expect to develop, any formal process for the resolution of conflicts of interest. Such conflicts may include:

Competing Programs

The Adviser, its officers and other affiliates may act as a manager or general partner of other private or public entities, some of whom may have the same or a similar investment objective as the Fund. As a result, there may be conflicts between the Fund and the Adviser, including members of its management team, regarding the allocation of resources to the management of the Fund’s assets.

15

As a registered closed end management investment company, the Fund’s investment activities are subject to various legal and regulatory restrictions. For example, the Fund is generally not permitted to co-invest with certain entities affiliated with the Adviser or in transactions originated by the Adviser or its affiliates unless it obtains an exemptive order from the SEC. Under existing regulatory guidance, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point.

We may seek exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates. However, there can be no assurance that we will obtain such exemptive relief, if requested. Even if we receive exemptive relief, neither our Adviser nor its affiliates are obligated to offer us the right to participate in any transactions originated by them. Prior to obtaining exemptive relief, we may co-invest alongside our Adviser or its affiliates only in accordance with existing regulatory guidance and our allocation policy.

Interests in Lending Platforms

The Adviser, its officers and other affiliates own equity interests in entities that serve as Lending Platforms for the Fund. The equity interests may have been acquired in private placements, privately negotiated transactions or on the open market if the Lending Platform’s shares are publicly traded. As a registered closed end management investment company, the Fund is generally not permitted to purchase any securities from an entity that is an affiliated person or an affiliate of an affiliated person. To avoid a Lending Platform from being classified as an affiliate or an affiliate of an affiliate, we prohibit the Adviser, its officers or other affiliates from owning 5% or more of the equity securities of the Lending Platform, having any other relationship with the Lending Platform such as director, officer, employee or independent contractor, and from being a party to any agreement which might give the person control over the Lending Platform, such as a shareholder or voting agreement.

Compensation Arrangements

None of the agreements or arrangements, including those relating to compensation, between the Fund, the Adviser or their affiliates, is the result of arm’s-length negotiations. As a result, the form and amount of such agreements may be less favorable to the Fund than if these arrangements had been negotiated on an arm’s-length basis between unaffiliated parties. See “Investment Advisory Agreement.”

Expense Reimbursement Agreement

We have entered into an expense reimbursement agreement with the Adviser, under which the Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (other than taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) do not exceed 1.00% of the Fund’s net assets on an annual basis. The limitation is applied on a monthly basis to the extent the Fund’s expenses exceed 0.0833% per month (1.0% annual rate) of the NAV of the Fund as of the first day of the month. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Financial Intermediaries

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

16

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

17

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund: In General

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of Chapter 1 of the Code.  In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of the quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year.

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% good income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

In general, if the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its Shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

18

By contrast, if the Fund were to fail to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates.  In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as dividend income.  Such dividend income would generally be eligible for the dividends received deduction for corporate Shareholders or for treatment as qualified dividend income to individual Shareholders, subject to holding period and other limitations of general applicability.  Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund intends to distribute at least annually to Shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates.  If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  However, the Fund may report the retained capital gain amount as undistributed capital gains in a notice to Shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the under-distributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

A dividend paid to Shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Shareholders of record on a date in October, November or December of that preceding year.

Fund Distributions

Except in the case of certain Shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, Shareholders generally will be subject to federal income tax on Fund distributions.  Distributions are taxable whether Shareholders receive them in cash or reinvest them in additional Shares through a dividend reinvestment plan.

Distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before a Shareholder’s investment (and thus were included in the price the Shareholder paid for his or her Shares).  Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

19

Distributions by the Fund of investment income generally will be taxable to Shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her Shares.  Distributions of net capital gains (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions from net short-term capital gains will be taxable as ordinary income. The Fund expects that some portion of its capital losses will qualify for ordinary loss treatment as a bad debt deduction, in which event the ordinary losses will reduce the amount of net investment income that is reported to Shareholders.

Distributions of investment income reported by the Fund as “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the Shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by the Shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Shareholder must meet certain holding period and other requirements with respect to the Fund’s Shares.  A dividend will not be treated as qualified dividend income (at either the Fund or Shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) a passive foreign investment company.

Dividends of net investment income received by corporate Shareholders will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate Shareholder fails to satisfy the foregoing requirements with respect to its Shares or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If the Fund makes a distribution to a Shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Shareholder’s tax basis in its Shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its Shares.

Repurchases and Exchanges

The repurchase or exchange of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months.  Otherwise, the gain or loss on a taxable disposition of Shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the Shareholder with respect to the Shares.  All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

20

A repurchase by the Fund of its Shares from a Shareholder generally is expected to be treated as a sale of the Shares by the Shareholder. If,  however, the Shareholder continues to own Shares of the Fund after the repurchase (including Shares owned by attribution), and if the repurchase does not otherwise qualify as a redemption under the Code, some or all of the amounts received by such Shareholder in the repurchase may be recharacterized either as a distribution of net investment income or as a Capital Gain Dividend.  There is also a risk that Shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Medicare Contribution Tax

Fund distributions and gains on the sale of Shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to individuals with income exceeding specified thresholds and to certain estates and trusts.

Foreign Taxes and Investments

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the Fund’s assets at year-end consist of the securities of foreign corporations, the Fund may elect to permit Shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, Shareholders will include in gross income from foreign sources their pro rata share of such taxes.  A Shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the Shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”).  A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investments by the Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC.  This tax cannot be eliminated by making distributions to Shareholders.  However, the Fund may make elections to avoid the imposition of such taxes.  The Fund generally intends to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  The Fund will only be able to make a QEF election with respect to a PFIC, however, if that PFIC provides information about its income and gain to its investors each year.  If the Fund is not able to make a QEF election with respect to  PFIC, the Fund will generally elect to mark the gains (and to a limited extent losses) in the PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The mark-to-market and QEF elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  In addition, if a sufficient portion of the voting interests in a foreign issuer are held by the Fund, individually or together with other U.S. persons, that issuer may be treated as a controlled foreign corporation with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed.  In any of these situations, the Fund may need to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  In addition, to the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds its prior inclusions, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Losses on shares of PFICs with respect to which no mark-to-market election is made will also generally be capital in character.  Such capital losses will generally be deductible only against capital gains recognized by the Fund in that year or one in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Shareholders. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

21

If neither a QEF nor “mark to market” election is made with respect to an interest in a PFIC, and the Fund does not make a general “mark to market” election as a trader in securities, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Shareholders.

Finally, the Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Debt Obligations

If the Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund.  The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.  The Fund may realize gains or losses from such liquidations.  In the event the Fund realizes net capital gains from such transactions, Shareholders may receive larger distributions than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year.  In addition, investments in certain exchange-traded notes (“ETNs”) may accrue interest which is required to be distributed to Shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders.

22

The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury 28% of the taxable distributions and redemption proceeds paid to any individual Shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the Shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service (“IRS”).

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends paid by the Fund to a Shareholder that is not a “U.S. person” within the meaning of the Code (such Shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Under U.S. federal tax law, a beneficial holder of Shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.  If a Shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Shareholder in the United States.

In order for a foreign investor to qualify for an exemption from the backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

A beneficial holder of Shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FATCA

Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays after June 30, 2014, and the gross proceeds of Share redemptions and certain capital gain dividends it pays after December 31, 2016, to Shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service in which it agrees to report certain  identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity Shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and, in certain circumstances, provide other required information to the Fund or other withholding agent regarding its substantial U.S. owners, if any.  Such non-U.S. Shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance.  A non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

23

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of the Shares as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Shelter Reporting

Under Treasury regulations, if a Shareholder recognizes a loss of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to Shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Shareholders the cost basis information and holding period for Shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit Shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, Shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a Shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of Shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the “DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

24

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

The Fund anticipates investing substantially all of its assets in private transactions that will not involve brokerage commissions. The Fund invests in Notes originated by multiple Lending Platforms. Many of the Lending Platforms charge borrowers an origination fee for making the loan evidenced by the Note, and those origination fees are allocated between the Fund and the Lending Platforms in accordance with the Fund’s agreements with the Lending Platforms, which are negotiated on a case by case basis. The Lending Platforms also receive servicing fees for servicing the Notes. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of Lending Platforms, and the negotiation of an agreement with each Lending Platform relating to the purchase of Notes originated by the Lending Platform, which agreement covers the amount origination fees and servicing fees payable to the Lending Platform, Note eligibility criteria, representations or warranties made by the Lending Platform and the recourse available to the Fund from a breach of such representations and warranties, among others.

25

The Fund does not anticipate the use of brokers who are affiliated persons of the Fund (or affiliated persons of such persons), but to the extent the Fund utilizes such affiliated persons as brokers, the payment of commissions to brokers will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions will be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

Under applicable law, the Adviser, under certain circumstances, may cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount another broker or dealer would have charged for effecting the same transaction, in recognition of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). The Adviser can pay such a higher commission if the Adviser has determined in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. While the receipt of the brokerage and research services described above are not expected to reduce the expenses of the Adviser, it is expected that the Adviser will, through the use of such services, avoid incurring additional expenses by trying to develop comparable information on its own. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict future portfolio turnover rates accurately, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased costs incurred by the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

ADMINISTRATOR AND TRANSFER AGENT

The Fund has retained the Administrator, _________ (“Administrator”), whose principal business address is ____________, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the net asset value of the Fund in accordance with the Declaration of Trust of the Fund; (2) preparing for review the semi-annual and annual financial statements of the Fund, as well as monthly reports regarding the performance and net asset value of the Fund; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a monthly administrative fee computed at an annual rate of ________________ (subject to a minimum fee of $______________ per year). The Administration Agreement may be terminated at any time by either of the parties upon not less than _____ days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the bad faith, negligence or willful misfeasance of the Administrator or its agents or the Administrator’s reckless disregard of its duties and obligations under the Administration Agreement. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Administration Agreement, other than liability and expense arising out of the Administrator’s bad faith, negligence or willful misfeasance.

26

______________________ (the “Transfer Agent”) serves as Transfer Agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each Shareholder of record of the Fund and is responsible for processing matters related to subscriptions for, and repurchases of Shares. The Transfer Agent’s principal business address is _______________________.

CUSTODIAN

Millennium Trust Company, LLC serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Fund’s Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or sub-custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 2001 Spring Road, Suite 700, Oak Brook, IL 60523.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is One Market, Landmark, Suite 620, San Francisco, CA 94105.

LEGAL COUNSEL

Davis Gillett Mottern & Sims, LLC acts as legal counsel to the Fund. Its principal business address is 1230 Peachtree Street, N.E., Suite 2445, Atlanta, Georgia 30309.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Before the commencement of the Fund’s operations, Brendan Ross invested $100,000 in the Fund in order to provide the Fund initial capital and for investment purposes. By virtue of his ownership of more the than 25% of the outstanding Shares, each of Mr. Ross may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that Mr. Ross will not control the Fund as of immediately after completion of the initial offering of the Fund’s Shares. Mr. Ross is an officer of the Adviser, which maintains its principal office at 355 S Grand Ave, Suite 2450, Los Angeles, CA 90071.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Monthly reports from the Adviser regarding the Fund’s operations during each month also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on December 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Direct Lending Income Fund

We have audited the accompanying statement of assets and liabilities of Direct Lending Income Fund (the “Fund”) as of September 30, 2015, and the related statement of operations for the period August 10, 2015 (inception) through September 30, 2015. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of September 30, 2015, by correspondence with the bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Direct Lending Income Fund as of September 30, 2015, and the result of its operations for the period August 10, 2015 (inception) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

EisnerAmper LLP

/s/ EisnerAmper LLP

San Francisco, California

December 28, 2015

28

DIRECT LENDING INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

September 30, 2015
ASSETS
Cash	$100,000

Total Assets	100,000

LIABILITIES

Total Liabilities	—

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS
Par value, $0.001 per share	10
Paid-in capital in excess of par value	$99,990

NET ASSETS	$100,000

SHARE AUTHORIZED (par value $0.001 per share)	UNLIMITED

SHARES OUTSTANDING	10,000

NET ASSET VALUE PER SHARE	$10.00

See Notes to Financial Statements.

29

DIRECT LENDING INCOME FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD AUGUST 10, 2015 (INCEPTION) THROUGH SEPTEMBER 30, 2015

EXPENSES
Organization costs	$—

Total Expenses	—

NET INVESTMENT INCOME	$—

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$—

See Notes to Financial Statements.

30

DIRECT LENDING INCOME FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 1. Organization

The Direct Lending Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end management investment company, formed on August 10, 2015. The Fund is offering on a continuous basis an unlimited number of shares of beneficial interest at a price of $10 per share. As of September 30, 2015, the Fund had 10,000 shares outstanding, with a value of $100,000. The Fund’s investment objective is to seek current income, with some capital appreciation.

The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”).

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Cash – Cash consists of cash at financial institutions. There are no withdrawal restrictions. At times, cash balances held at financial institutions could be in excess of the Federal Deposit Insurance Corporation’s insurance limits; however, the Fund primarily places its cash with high-credit quality financial institutions. The Fund has never experienced any losses related to those balances.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of September __, 2015. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities. Generally, the Fund is subject to income tax examinations by major taxing authorities during the period since its inception.

31

DIRECT LENDING INCOME FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Organization Costs – The Fund has not incurred any organizational costs. Organizational costs totaling $5,000 as of September 30, 2015 were paid by Direct Lending Income Fund, LP (the “Predecessor Fund”). The Predecessor Fund will pay for all organizational costs incurred by the Fund until such time the Predecessor Fund is reorganized into the Fund. Organizational expenses will be expensed as incurred.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Direct Lending Income Fund Advisors, LLC (the “Adviser”), is the investment adviser to the Fund. The Adviser has entered into an Investment Advisory and Administrative Services Agreement dated December 28, 2015 (the “Advisory Agreement”), which will be effective upon the commencement of operations by the Fund. Under the Advisory Agreement, the Adviser is entitled to receive an advisory fee, accrued and paid monthly in advance, of 0.08333% (1.00% on an annualized basis) of the Fund’s gross asset value as of the first day of the month.

The Adviser is also entitled to a subordinated incentive fee equal to 20% of the Fund’s pre-incentive fee adjusted net investment income subject to a monthly return to investors, expressed as a rate of return on the Fund’s net assets at the beginning of the subject month, of 0.58333% (7.0% annualized) (the “Incentive Fee”). The Incentive Fee will be calculated and payable monthly in arrears based upon the Fund’s “pre-incentive fee adjusted net investment income” for the immediately preceding month. The Fund’s “pre-incentive fee adjusted net investment income” consists of the Fund’s net investment income without including the Incentive Fee, less any increase in the Fund’s cumulative realized or unrealized losses during the month. Once the Fund’s pre-incentive fee adjusted net investment income in any month exceeds the hurdle rate, the Adviser will be entitled to a “catch-up” fee equal to the amount of the Fund’s pre-incentive fee adjusted net investment income in excess of the hurdle rate, until the Fund’s pre-incentive fee adjusted net investment income for such month equals 0.72917%, or 8.75% annually, of the Fund’s net assets. Thereafter, the Adviser will be entitled to receive 20.0% of the Fund’s pre-incentive fee adjusted net investment income.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (other than taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation or indemnification expenses) do not exceed 1.00% of the Fund’s net assets on an annual basis. The limitation is applied on a monthly basis to the extent the Fund’s expenses exceed 0.0833% per month (1.0% annual rate) of the NAV of the Fund as of the first day of the month. This agreement is in effect until December 31, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Other Service Providers – The Fund plans to retain additional service providers to provide fund accounting, fund administration, and transfer agency services to the Fund, and expects to pay customary fees for such services; however, no such service providers have been retained.

Trustees and Officers – The Fund pays each Independent Trustee (the “Trustee”) an annual retainer fee of $40,000 for service to the Fund. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Fund is compensated by the Fund.

32

DIRECT LENDING INCOME FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

Note 4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events that require disclosure in these financial statements.

Direct Lending Income Fund, LP (the “Predecessor Fund”), a privately offered fund managed by the Adviser, is expected to be reorganized into the Fund as of the date the Fund commences operations. Upon such reorganization, the Fund will acquire the assets and adopt the performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Fund are substantially similar to those of the Predecessor Fund.

33

ANNEX A
PROXY VOTING POLICY AND PROCEDURES

Direct Lending Income Fund Advisors, LLC (the “Adviser”) has a fiduciary duty to Direct Lending Income Fund (the “Trust”) to vote proxies in the best interests of the Trust and its Shareholders. The Trust invests primarily in fixed-income securities, and therefore, it is expected that there will be limited circumstances in which the Adviser would be asked to vote the Trust’s securities. In such instances, the Adviser has these adopted policies and procedures for voting the Trust’s securities.

General Policy

In determining how to vote proxy issues, the Adviser will consider the probable consequences of each issue and vote in a manner designed to protect and enhance the interests of the Trust and its Shareholders.

Voting Proxies

Each proxy will be reviewed on a case-by-case basis and in general voted in a way intended to maximize the value of the Trust’s particular investment. The Adviser will generally rely on the perspectives of the Trust’s portfolio managers, who have a day-to-day perspective with respect to the companies and issuers in which the Trust invests. Therefore, the Trust’s portfolio managers will generally be responsible for the Adviser’s decisions as to how to cast proxy votes. In certain instances, the Adviser may seek insight and expertise from outside sources as to how a proxy vote may affect the prospects of a particular issuer and vote accordingly.

Certain proxy votes may present a conflict between the interests of the Trust on the one hand and the interests of the Adviser or persons affiliated with the Adviser on the other. In such a case, the Adviser will abstain from making a voting decision and may forward proxy voting materials to a third party or parties in order to enable the Trust to cast a vote.

Voting Guidelines

Accountability. The Adviser will generally endeavor to vote proxies in a manner that will reinforce the notion of management’s accountability to its board of directors and the board’s accountability to its shareholders.

Alignment of Interests. The Adviser believes that each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders and that compensation should be designed to reward management for creating value for the shareholders. The Adviser does not support compensation that may be overly dilutive to existing shareholders.

Mergers, Acquisitions and Other Corporate Actions. The Adviser will analyze these proposals from the perspective of the Adviser’s investment thesis concerning the company and will vote on a case-by-case basis.

Routine Business Matters. Matters which are not deemed to a have a potentially material effect on the Trust’s holdings generally would be left to the discretion of the company’s board of directors. However, proposals where there is insufficient information available with which to make an informed decision on the proposal generally will not be supported.

These voting guidelines provide a framework for making proxy voting decisions. However, the guidelines cannot address all potential proxy issues. Decisions on certain specific issues must be made within the context of these voting guidelines and the investment objective, policies and practices of the Trust.

Recordkeeping

Records of how proxies are voted will be maintained in accordance with the Adviser’s and the Trust’s recordkeeping policies.

A-1

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A:

Not Applicable.

Part B:

Statement of Assets and Liabilities as of September __, 2015, and for the period from August 10, 2015 (inception) to September __, 2015 for the Registrant, Report of Independent Public Accounting Firm thereon and Notes to Statement of Assets and Liabilities.

(2)	Exhibits:

(a)(1)	Certificate of Trust. (1)

(a)(2)	Agreement and Declaration of Trust. (1)

(b)	By-Laws. (1)

(c)	Not Applicable.

(d)	Not Applicable.

(e)	Dividend Reinvestment Plan. (1)

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Underwriting Agreement. (2)

(i)	Not Applicable.

(j)	Custodian Agreement. (2)

(k)(1)	Investment Advisory Agreement. (1)

(k)(2)	Expense Reimbursement Agreement. (1)

(k)(3)	Fund Services Agreement (Administration, Accounting and Transfer Agency). (2)

(l)	Opinion and Consent of Davis Gillett Mottern & Sims, LLC. (1)

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm. (1)

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)(1)	Code of Ethics of the Fund. (1)

(r)(2)	Code of Ethics of the Investment Adviser. (1)

(s)	Financial Statements of Direct Lending Income Fund, L.P. (1)

(1)	Filed herewith.
(2)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Printing	$
Accounting fees and expenses	$
Legal fees and expenses	$
Miscellaneous	$
Total	$

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Direct Lending Income Fund Advisors, LLC (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of California on September 21, 2015. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-________________).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: 1.

ITEM 30. INDEMNIFICATION

Reference is made to Article 8.2 of Registrant’s Agreement and Declaration of Trust, to be filed as Exhibit 2(a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director or executive officer of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and in the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each managing director or officer of the Adviser is incorporated by reference to Form ADV, filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-_______________).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

____________________, the Registrant’s administrator, maintains certain required accounting related and financial books and records of Registrant at _________(location to be added)_________. The other required books and records are maintained by the Adviser at 355 S. Grand Ave., Suite 2450, Los Angeles, CA 90071.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Direct Lending Income Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 31st day of December, 2015.

DIRECT LENDING INCOME FUND

By:	/s/ Brendan Ross
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1) Principal Executive Officer

By:	/s/ Brendan Ross	President and Chief Executive Officer	December 31, 2015
Brendan Ross

(2) Principal Financial Officer

By:	/s/ Lawrence Brogan	Chief Financial Officer	December 31, 2015
Lawrence Brogan

(3) Majority of the Trustees

Independent Trustees

By:	/s/ Jeff Klausner		December 31, 2015
Jeff Klausner

By:	/s/ Jeanne Markland		December 31, 2015
Jeanne Markland

Management Trustee

By:	/s/ Brendan Ross		December 31, 2015
Brendan Ross

EXHIBIT INDEX

(a)(1)	Certificate of Trust

(a)(2)	Agreement and Declaration of Trust.

(b)	By-Laws.

(e)	Dividend Reinvestment Plan.

(h)	Underwriting Agreement

(j)	Custodian Agreement.

(k)(1)	Investment Advisory Agreement.

(k)(2)	Expense Reimbursement Agreement.

(k)(3)	Fund Services Agreement (Administration, Accounting and Transfer Agency). (2)

(l)	Opinion and Consent of Davis Gillett Mottern & Sims, LLC.

(n)	Consent of Independent Registered Public Accounting Firm.

(r)(1)	Code of Ethics of the Fund.

(r)(2)	Code of Ethics of the Investment Adviser.

(s)	Financial Statements of Direct Lending Income Fund, L.P.